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                            SCHEDULE 14A INFORMATION

                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                             |X|
Filed by a Party other than the Registrant          | |

Check the appropriate box:

| |      Preliminary Proxy Statement
| | Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
| |      Definitive Additional Materials
| |      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        Corporate Renaissance Group, Inc.
                (Name of Registrant as Specified in Its Charter)


                                   Registrant
    ------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

| |      No fee required.

| |      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)      Title of each class of securities to which transaction
                  applies:
                  Common Stock, par value $0.01 per share per share
         (2)      Aggregate number of securities to which transaction applies:
                  658,750 shares
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  $10.25 per share
         (4)      Proposed maximum aggregate value of transaction:
                  $6,752,187
         (5)      Total fee paid:
                  $ 1,350
|X|      Fee paid previously with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

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                        CORPORATE RENAISSANCE GROUP, INC.
                           1185 AVENUE OF THE AMERICAS
                                   18TH FLOOR
                            NEW YORK, NEW YORK 10036

                     NOTICE OF SPECIAL STOCKHOLDERS MEETING
                          TO BE HELD DECEMBER 1, 1999.

         NOTICE IS HEREBY GIVEN to the holders of common stock, par value $0.01 per share (the "Common Stock"), that a special meeting of such stockholders of Corporate Renaissance Group, Inc. (the "Company" or "CREN") shall be held at the offices of M. D. Sass, 1185 Avenue of the Americas, 18th Floor, New York, New York, on December 1, 1999, at 10:00 a.m. for the following purposes:

         1. To consider and vote upon the liquidation and dissolution of CREN pursuant to the provisions of the Plan of Complete Liquidation and Dissolution of CREN approved by CREN's Board of Directors on August 3, 1999.

         2. To consider and vote upon a proposal to approve an amendment to the Financial Advisory Agreement between the Company and M.D. Sass Investors Services, Inc. (the "Investment Adviser").

         Stockholders of record on October 18, 1999 are the only persons entitled to notice of and to vote at the meeting and any adjournment thereof.

         Your attention is directed to the attached Proxy Statement. Whether or not you expect to be present at the upcoming meeting, please fill in, sign, date and mail the enclosed proxy as promptly as possible. A stamped return envelope is enclosed for your convenience.

                                           Martin E. Winter
                                           Secretary

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD PROMPTLY
NO MATTER HOW MANY SHARES YOU OWN.

                                       2

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                                 PROXY STATEMENT

                        CORPORATE RENAISSANCE GROUP, INC.
                           1185 AVENUE OF THE AMERICAS
                                   18TH FLOOR
                            NEW YORK, NEW YORK 10036

                          SPECIAL STOCKHOLDERS MEETING
                           TO BE HELD DECEMBER 1, 1999

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Corporate Renaissance Group, Inc. ("CREN") of proxies to be voted at a Special Stockholders Meeting of CREN to be held at the offices of M. D. Sass Investors Services, Inc., 1185 Avenue of the Americas. 18th Floor, New York, New York, on December 1, 1999 at 10:00 a.m. and at any and all adjournments thereof (the "Meeting"). The approximate date of mailing of this Proxy Statement and the accompanying form of proxy card is November 8, 1999. The purpose of the Meeting is to consider and vote upon the liquidation and dissolution of CREN pursuant to the provisions of the Plan of Complete Liquidation and Dissolution of Corporate Renaissance Group, Inc. (the "Plan") approved by CREN's Board of Directors on August 3, 1999 and to consider and vote upon an amendment to the Financial Advisory Agreement between M.D. Sass Investors Services, Inc. (the "Investment Advisor") and CREN, as amended, dated October 24, 1994 (the "Financial Advisory Agreement"). The cost of this solicitation will be paid for by CREN.

         CREN's Board of Directors has selected October 18, 1999 as the record date (the "Record Date") to determine those stockholders of CREN that are entitled to vote. Only the holders of record of Common Stock, par value $0.01 per share (the "Common Stock") on the Record Date may vote at the Meeting. As of the Record Date, there were 658,750 issued and outstanding shares of Common Stock. The holders of shares representing a majority of the Common Stock that are outstanding on the Record Date must be present in person or by proxy in order for action to be taken on the Plan and on the amendment to the Financial Advisory Agreement.

         Pursuant to the Certificate of Incorporation of CREN and Delaware law, approval of the Plan requires the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date. In addition, pursuant to the provisions of the Investment Company Act of 1940 (the "Investment Company Act"), as amended by the Small Business Incentive Act of 1980 (the "Incentive Act"), approval of the Plan will also require the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date. Approval of the amendment to the Financial Advisory Agreement requires the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date. The officers and members of the Board of Directors of CREN holding an aggregate of 124,100 shares of Common Stock of have informed the Company that they will vote to approve the Plan and the amendment to the Financial Advisory Agreement.

         A proxy may be revoked before the Meeting by giving written notice of revocation in person or by mail to the Secretary of CREN, by delivering a duly executed proxy bearing a later

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date or by attending and voting at the Meeting. Where a choice is specified by the stockholder in the proxy, the proxy will be voted in accordance with the stockholder's choice. If no specification is made in the proxy, it will be voted "FOR" approval of the Plan and "FOR" the approval to the amendment to the Financial Advisory Agreement. Abstentions will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, but will not be counted as a vote "FOR" the Plan. The proposal to approve the Plan and the proposal to approve the amendment to the Financial Advisory Agreement are considered "non-discretionary" proposals, which means that brokers who hold CREN's shares in street name for customers are not authorized to vote on such proposals on behalf of their customers without specific voting instructions from such customers. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on the proposals, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote with respect to the proposal.

         No matters other than the proposal to approve the Plan and proposal to approve the amendment to the Financial Advisory Agreement may be acted upon at the Meeting.

         In the event that sufficient votes in favor of the proposal to approve the Plan or to approve the amendment to the Financial Advisory Agreement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournments if they are instructed by a majority of the shares represented in person or by proxy to vote for the liquidation proposal. CREN believes that dissenter's rights do not exist in connection with voting on the Plan.

         A COPY OF CREN'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 1999 ACCOMPANY THIS PROXY STATEMENT. THE QUARTERLY UNAUDITED FINANCIAL REPORT FOR THE QUARTER ENDED JUNE 30, 1999 IS ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT. THERE ARE NO REPORTS, OPINIONS OR APPRAISALS IN CONNECTION WITH THE LIQUIDATION APART FROM THE QUARTERLY REPORT. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF SUCH REPORT OR A COPY OF CREN'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998, PLEASE CONTACT CREN AT 1185 AVENUE OF THE AMERICAS, 18TH FLOOR, NEW YORK, NEW YORK 10036, OR CALL (212) 730-2000, AND COPIES WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

               APPROVAL OF THE PLAN OF LIQUIDATION AND DISSOLUTION

Introduction

         At a meeting held on August 3, 1999, the Board of Directors considered and approved the Plan. A copy of the Plan is attached as Exhibit B to this Proxy Statement. If the Plan is approved by the stockholders, the investment securities and other liquid assets of CREN will be

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sold, creditors will be paid or reserves for such payments established, and the remaining net proceeds of such sales distributed to the stockholders in cash, pro rata, in accordance with their holdings. A liquidating trust will be established for all the purpose of liquidating the remainder of CREN's assets (the "CREN Liquidating Trust"). Stockholders of CREN will receive proportionate Units in the CREN Liquidating Trust. The trustee or trustees of the CREN Liquidating Trust, in accordance with the Plan, will distribute the remaining assets of the CREN Liquidating Trust to the Unit holders.

         There may be material federal income consequences to stockholders as well as possible state or local tax consequences. Certain tax consequences are discussed below (see "Federal Income Tax Consequences"). Stockholders are urged to consult their own tax advisers to determine the extent of the federal income tax liability they would incur as a result of receiving a liquidating distribution, as well as any tax consequences under any applicable state, local or foreign laws or proposed changes to the tax laws.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
PLAN.

Background

     CREN was incorporated under the laws of the state of Delaware on June 19, 1992. The Company is a non-diversified, closed-end investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act, as amended by the Incentive Act.

         The Company's primary investment objective has been to achieve long-term capital appreciation through investments in companies ("Portfolio Investments"), which the Company believes have viable existing businesses generating substantial revenues in established markets, but which have recently completed, are in the process of undergoing or are likely to undergo a financial restructuring (a "Restructuring") pursuant to bankruptcy or reorganization proceedings or on a negotiated basis outside of bankruptcy or reorganization proceedings and where, as a result, the Company can ultimately obtain an equity position (either common or preferred stock) at a discount from market value for comparable companies that are not financially troubled. Such investments are not generally available to the public because they require large financial commitments and, in some cases, managerial assistance. The Company makes these investments either on its own or, more likely, jointly with other investors, including investment partnerships managed or advised by the Investment Adviser and its affiliates. Any investments with affiliates of the Company will be subject to restrictions under the Investment Company Act and conditions set forth in an exemptive order granted by the Securities and Exchange Commission ("SEC"). In addition to Portfolio Investments, the Company invests in other securities, including securities of financially distressed companies, where the Company believes that it can generate capital appreciation by engaging in portfolio trading ("Other Investments").

         The Company has retained the Investment Adviser as the Company's investment adviser pursuant to the Financial Advisory Agreement to identify, negotiate, manage and liquidate investments for the Company. The Company invests only in transactions recommended by the

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Investment Adviser. The activities of the Investment Adviser on behalf of the
Company are subject to supervision by the independent directors of the Company.

         The Company is deemed to have commenced operations on November 1, 1994, when the Company consummated an initial public offering and a contemporaneous placement to foreign institutional investors of an aggregate of 956,000 shares of Common Stock at $10.00 per share, which generated net proceeds of approximately $7,823,000 or $8.18 per share. Since that time, the Company has made five Portfolio Investments, three of which subsequently were sold. At the date of this Proxy Statement, the Company had two Portfolio Investments: CVSI, Inc. ("CVSI"), a provider of computer hardware and software integration services, and Seaman Furniture Company, Inc. ("Seaman"), a New York based furniture retailer. Such Portfolio Investments are also held by the Investment Adviser and its other affiliates. In addition to the foregoing, the Company has also invested, subject to applicable restrictions under the Investment Company Act, in Other Investments of equity and debt securities of various companies. However, the Company's asset base has been relatively small and non-diversified which has hampered opportunities for growth.

         In November 1996, the Company's Board of Directors adopted an open market share repurchase program, pursuant to which the Company was authorized, from time to time, to purchase up to an aggregate of 175,000 shares of its Common Stock in open market transactions. In November 1998, the Company's Board of Directors increased the number of shares authorized for repurchase under the Company's open market share repurchase program from 175,000 shares (substantially all of which had been repurchased at that time) to 350,000 shares. As of the date of this Proxy Statement, the Company has repurchased 297,350 shares pursuant to this program at an average cost of $6.65 per share.

         In May 1998, CREN's Board of Directors determined to explore other strategic alternatives to enhance stockholder value, given CREN's continued limited asset base and non-diversified portfolio. Such strategic alternatives included acquiring an operating company and withdrawing CREN's election to be treated as a BDC; adopting a plan of liquidation; or restructuring CREN, possibly in connection with raising additional capital.

         During the period from May 1998 through February 1999, CREN explored each of these alternatives. Initially, it was determined that given CREN's then portfolio values, a liquidation would not provide sufficient return to stockholders. In addition, CREN determined that given market conditions, it was not feasible to raise additional capital. During this period, CREN evaluated the possible acquisition of four operating companies. The Board determined that three of these acquisitions candidates were not appropriate; the fourth candidate was sold to another public company.

         In February 1999, CREN formed a special committee (the "Special Committee") consisting of three independent directors, Lawrence W. Leighton, Edward Lowenthal and Daniel R. Mazziota, for the purpose of evaluating any further strategic transaction proposals which may be received for CREN.

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         On March 25, 1999 CREN received an acquisition proposal from a
Management-led group (the "Management Group") consisting of Martin D. Sass (CREN's Chairman, Chief Executive Officer and a principal stockholder), Hugh R. Lamle (CREN's Executive Vice President and a principal stockholder) and Walter Kass and his affiliates (a principal stockholder of CREN). The Management Group offered to acquire all of the issued outstanding Common Stock of CREN by a merger of CREN with an entity controlled by the Management Group. Upon completion of the merger, each share of CREN's Common Stock other than those held by Messrs. Sass, Lamle and Kass would have been converted into $8.00 in cash (the "Management Proposal"). The Management Proposal was submitted to the Special Committee for evaluation. The Special Committee retained the services of an investment banking firm to assist it in evaluating the Management Proposal,

         On May 23, 1999, the Company received a proposal from Chapman Capital L.L.C. to purchase the outstanding shares of Common Stock of CREN for $9.00 per share or, in the alternative, to adopt a plan of liquidation (the "Chapman Proposal"). The Chapman Proposal was also submitted to the Special Committee for evaluation.

         Prior to the Special Committee's completing its evaluation of the Management and Chapman Proposals, on June 16, 1999 the Management Group withdrew the Management Proposal as not representing adequate value to CREN's stockholders as compared to liquidation, in light of ongoing changes in CREN's portfolio values.

         On June 24, 1999, the Management Group noted that CREN's net asset value as of June 23, 1999 had increased to $12.21 per share, from $10.17 per share at June 17, 1999, based on pro forma calculations, as a result of a revaluation of certain portfolio securities. Accordingly, the Management Group also urged adoption by CREN of a plan of liquidation.

         At a meeting held on August 3, 1999, the Board of Directors adopted the Plan, subject to stockholder approval. Under the Plan, if approved by stockholders, the Company will make a distribution to stockholders of its cash, following the disposition of its liquid assets, less anticipated operating and liquidation costs, and then transfer the balance of its assets, which are anticipated to be primarily its remaining Portfolio Investments, to the CREN Liquidating Trust. As the CREN Liquidating Trust disposes of the assets in the normal course of Restructuring related to them, it will make one or more liquidating distributions.

      One or more trustees, who will not be compensated and will be persons affiliated with the Investment Adviser, will manage the affairs of the CREN Liquidation Trust. In addition, pursuant to an amendment to the Financial Advisory Agreement, the Investment Adviser will continue to serve as adviser to the CREN Liquidating Trust with respect to liquidation of its assets.

Recommendation of the Board of Directors

         For the reasons discussed in the preceding paragraphs, the Board of Directors recommends that stockholders vote "FOR" the Plan.

                                       7

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Description of the Plan and Related Transactions

         If the Plan is approved by CREN's stockholders, CREN will voluntarily dissolve and completely liquidate in accordance with the requirements of Delaware General Corporate Law ("DGCL") and the Internal Revenue Code of 1986, as amended (the "Code"). There are no federal or state regulations to be complied with and the approval of any federal or state authorities is not required for CREN to voluntarily dissolve and completely liquidate, apart from the requirements and approvals listed herein. The effective date (the "Effective Date") of the Plan will be the date on which the Plan is approved by the stockholders. The period from the Effective Date until the completion of the sale and final distribution of the Company's assets is referred to herein as the "Liquidation Period".

         After the Effective Date, CREN will promptly seek to convert all of its liquid investment securities and other assets into cash. CREN anticipates that stockholders will receive an initial liquidating distribution shortly after approval of the Plan by CREN's stockholders. The amount of the initial distribution will be determined after appropriate valuations and reserves are established based on reviews by CREN's accountants, counsel or other consultants. CREN anticipates further distributions will be made as investments are sold, after which CREN will be dissolved.

         To the extent CREN cannot dispose of any assets during the Liquidation Period, principally its interests in CVSI and Seaman, or cannot locate stockholders for purposes of sending liquidating distributions, CREN will establish and contribute any such assets to the CREN Liquidating Trust. Distributions will be made from the trust to the stockholders pursuant to the trust's terms and no assets will revert back to CREN. The expenses of the CREN Liquidating Trust will be charged against the liquidation distributions held therein. CREN estimates that legal, accounting, advisory and other fees and expenses through final liquidation may reduce the net asset value by approximately $.65 to .70 per share on the assumption that the liquidation process might take 18 months from the time of stockholder approval. The actual time frame and costs of liquidation are dependent on various factors, such as regulatory approvals and developments relating to portfolio securities, that could cause a material variance from these estimates.

         Any liabilities of CREN and any claims made against CREN must be paid or provided for by CREN prior to making liquidating distributions to the stockholders. If the Plan is approved by the stockholders, CREN will promptly seek to dispose of any claim against it or otherwise enter into trusts or other arrangements whereby all of the estimated costs and expenses involved with such claims will be held back from the liquidating distributions to the stockholders until the final resolution of such claims. Upon final resolution of such claims, any assets will be paid from the trust or other arrangement to stockholders pursuant to such instrument's terms and no assets will revert back to CREN.

         The exact date of liquidating distributions will depend on the time required to liquidate CREN's assets and the extent to which CREN may need to hold back sufficient assets to provide for any disputed claims or other contingent liabilities which may then exist against CREN. Liquidating distributions will be made on a pro rata basis to the stockholders of CREN. It is

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anticipated that the Certificate of Dissolution will be filed with the Delaware
Secretary of State pursuant to the DGCL during the Liquidation Period, but such certificate may not be filed by CREN until claims of all known creditors and claimants have been paid or adequately provided for. In the event that claims are not adequately provided for or are brought after dissolution by previously unknown creditors or claimants, CREN's directors and officers could be held personally liable. In addition, claims possibly could be pursued against stockholders to the extent of distributions received by them in liquidation.

         As soon as practicable after the distribution of all of CREN's assets in complete liquidation, CREN will close the books and prepare and file, in a timely manner, any and all required income tax returns and other documents and instruments. CREN will also file, or cause to be filed, any and all other documents and instruments necessary to terminate the regulation of CREN and its business and affairs by the SEC.

         The CREN Liquidating Trust will be administered by one or more trustees for the benefit of CREN's stockholders and will have terms substantially similar to those of the liquidating trust attached to the Plan as Exhibit A thereto. The trustees, who will not be compensated, will be persons affiliated with the Investment Adviser. The Investment Adviser will continue to serve as the CREN Liquidating Trust's Investment Adviser with respect to liquidation of the CREN Liquidating Trust's assets. The Financial Advisor Agreement will be amended to provide that the Investment Adviser will receive an annual fee equal to two percent of the CREN Liquidating Trust's net asset value (payable in the same manner as the fee under the existing Financial Advisory Agreement). In addition, upon disposition of the CREN Liquidating Trust's interests in CVSI and Seaman, the Investment Adviser will receive an incentive fee equal to 20% of the net realized appreciation from total proceeds distributed in excess of the previous high water mark of $13.29 per share at which an incentive fee was paid.

Exchange of Stock Certificates for Liquidation Distributions

         Prior to completion of the liquidation, CREN will send or cause to be sent to its stockholders a letter of transmittal form for the purpose of exchanging shares of CREN for liquidating distributions. Stockholders whose shares are held in the name of their broker or other financial institution will receive their distributions through their nominee firms. No amount will be distributed by CREN to a stockholder unless and until such stockholder delivers to CREN a signed letter of transmittal form and the certificates representing the stockholder's shares or, in the event a share certificate has been lost, a lost certificate affidavit and such surety bonds and other documents and instruments as are reasonably required by CREN, together with appropriate forms of assignment, endorsed and with any and all signatures thereon guaranteed by a financial institution reasonably acceptable to CREN.

         The right of a stockholder to sell his or her shares of CREN's Common Stock on the Nasdaq Small-Cap Market at any time prior to CREN's filing of a notice of intent to dissolve will not be impaired by the adoption of the Plan. CREN expects that on or about the date that CREN files such notice, the trading of CREN's shares on the Nasdaq Small-Cap Market will terminate.

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Federal Income Tax Consequences

         PAYMENT BY CREN OF LIQUIDATING DISTRIBUTIONS TO STOCKHOLDERS WILL BE A TAXABLE SALE OR EXCHANGE. BECAUSE THE INCOME TAX CONSEQUENCES FOR A PARTICULAR STOCKHOLDER MAY VARY DEPENDING ON INDIVIDUAL CIRCUMSTANCES, EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER CONCERNING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE RECEIPT OF A LIQUIDATING DISTRIBUTION.

         CREN does not qualify, and does not intend to continue to qualify through the end of the Liquidation Period, as a regulated investment company under the Code. Therefore, it generally will be subject to federal income tax on any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to stockholders.

         Prior to the completion of the liquidation, CREN may declare one or more distributions of any undistributed investment company taxable income (the "Final Income Distributions"). In such event, the stockholders will report the Final Income Distributions as ordinary income to the extent that they are paid out of CREN's investment company taxable income. Because CREN expects that its capital loss carryforward will exceed its current year capital gains (including any capital gains recognized on CREN's liquidation), CREN will not be eligible to make any capital gain dividends to the stockholders.

         The payment of liquidating distributions (excluding the payment of any Final Income Distributions which will be taxed as described above) will be a taxable sale or exchange to stockholders. Liquidating distributions will first reduce the adjusted tax basis of a stockholder's CREN shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder. A stockholder will recognize a capital loss if, and to the extent that, the adjusted tax basis of CREN shares exceeds the aggregate amount of liquidating distributions received in exchange therefor, and such capital loss will be recognized in the year in which CREN makes its final liquidating distribution. Gain or loss must be calculated separately for each block of shares (shares of Common Stock acquired at the same time in a single transaction) held by a stockholder. Generally, the capital gain or loss will be long-term if the shares were held for more than one year at the date of the liquidating distribution.

         To facilitate its liquidation, CREN will transfer some of its assets to a temporary trust, the CREN Liquidating Trust, for the benefit of the stockholders. The CREN Liquidating Trust is intended to be treated as a liquidating trust for federal income tax purposes. For federal income tax purposes, the stockholders should be treated as if CREN distributed the CREN Liquidating Trust assets directly to the stockholders, and they contributed such assets to the CREN Liquidating Trust. In such event, each stockholder will be deemed to receive a liquidating distribution in an amount equal to its respective share of the value of CREN assets transferred to the CREN Liquidating Trust on the date of such transfer. In addition, the CREN Liquidating Trust should be treated as a pass-through entity for federal income tax purposes, and

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consequently the CREN Liquidating Trust's items of income, deduction, gain, loss or credit should be proportionately allocated to stockholders regardless of whether there are distributions. Distributions by the CREN Liquidating Trust to stockholders will not be taxable.

         Unless a stockholder complies with certain reporting and/or certification procedures or is an "exempt recipient" (i.e., in general, corporations and certain other entities), the stockholder may be subject to backup withholding tax at a rate of 31% with respect to distributions by CREN. Foreign stockholders should consult with their own tax advisors regarding withholding taxes in general.

         As of June 30, 1999, CREN had $370,096 in net capital loss carryforwards and current capital losses that could be used to offset current or future capital gains. CREN had $3,566,835 of unrealized capital gains as of the same date. If the liquidation and dissolution of CREN is approved and all or a portion of such capital gains or any additional capital gains are realized, CREN would be able to use a portion of its net capital loss carryforwards to offset such gains. Any remaining capital loss carryforwards that are not used to offset capital gains realized upon liquidation will be lost, and the benefit of such capital loss carryforwards will not pass through to stockholders. If CREN did not liquidate, it is possible that sufficient capital gains could be generated in the future to use the entire amount of CREN's capital loss carryforwards.

         The foregoing summary is generally limited to the material federal income tax consequences to stockholders who are individual United States citizens and who hold shares as capital assets. It does not address the federal income tax consequences to stockholders who are corporations, trusts, estates, tax-exempt organizations, non-resident aliens or stockholders subject to special provisions under the Code. This summary does not address state or local tax consequences. Stockholders are urged to consult their own tax advisers to determine the extent of the federal income tax liability they would incur as a result of receiving a liquidating distribution, as well as any tax consequences under any applicable state, local or foreign laws or proposed changes to the tax laws.

                            APPROVAL OF THE AMENDMENT
                       TO THE FINANCIAL ADVISORY AGREEMENT

         The Company has retained the Investment Adviser to continue to serve as the CREN Liquidating Trust's Investment Adviser with respect to liquidation of the CREN Liquidating Trust's assets. The Financial Advisory Agreement will, with shareholder approval, be amended to provide that the Investment Advisor will receive an annual fee equal to two percent of the Liquidating Trust's net asset value payable in the same manner as the fee under the existing Financial Advisory Agreement and continue to serve as the Company's Investment Advisor. In addition, upon disposition of the Company's interests in CVSI and Seaman, the Investment Advisor will receive an incentive fee equal to 20% of the net realized appreciation from total proceeds distributed in excess of the previous high water mark of $13.29 per share at which an incentive fee was paid, payable in the same manner as the fee under the existing Financial Advisory Agreement. The incentive fee mirrors the incentive fee in the Financial Advisory Agreement and the two percent fee replaces the base fee of $170,000 per annum currently paid to the Investment Advisor. The Financial Advisory Agreement is attached as Exhibit C to this Proxy Statement and the proposed amendment to the Financial Advisory Agreement is attached
                                       11
as Exhibit D to this Proxy Statement. At the October 19, 1999, meeting of CREN's Board of Directors, the independent directors of CREN unanimously approved the proposed amendment to the Financial Advisory Agreement.

         This following describes the fees and expenses that you may pay if you buy and hold shares of CREN:

         The Shareholder Fees (fees paid directly from your investment):

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends          0%

         Maximum Deferred Sales Charge (Load)                                 0%

         Maximum Sales Charge (Load) Imposed on
         Reinvested Dividends [and other Distributions]                       0%

         Redemption Fee                                                       0%

         Exchange Fee                                                         0%

         Maximum Account Fee                                                  0%

         The Annual Fund Operating Expenses (expenses that are deducted from CREN's assets)

         Management Fees                                                   2.36%

         Distribution [and/or Service] (12b-1) Fees                           0%

         Other Expenses                                                    3.04%

         Total Annual Fund Operating Expenses                               5.4%

         The following example is intended to help you compare the cost of investing in the CREN, a closed-end investment company, with the cost of investing in mutual funds or other closed-end investment companies.

         The example assumes that you invest $10,000 in CREN for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the current Financial Advisory Agreement is in effect and that CREN's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 year             3 years            5 years           10 years
         ---------------     -------------      -------------     --------------
             $9,960              $9,880             $9,802            $9,609

         You would pay the following expenses if you did not redeem your shares:

              1 year             3 years            5 years           10 years
         ---------------     -------------      -------------     --------------
               $540              $1,614             $2,678             $5,301

         The following example is intended to help you compare the possible changes in the investment advisory fee if the amendment to the Financial Advisory Agreement is approved:


The aggregate amount of the investment adviser's fee during the last year:      $172,244
The amount that the adviser would have received under the amendment:            $147,544
The difference between the aggregate amounts above:                               -14.03%

Recommendation of the Board of Directors

         The Board of Directors recommends that stockholders vote "FOR" the amendment to the Financial Advisory Agreement.

Financial Highlights

         Following are financial highlights of CREN for the fiscal years ended September 30, 1998, 1997 and 1996. Representatives of Ernst & Young LLP are expected to be present at the meeting and available to respond to appropriate questions, and they will have the opportunity to make a statement if they desire to do so.

                        Corporate Renaissance Group, Inc.
                          Selected Financial Highlights

                                                                             Fiscal Year Ended September 30,
                                                                   -------------------------------------------------
                                                                    1998                   1997              1996
                                                                   -------                ------            -------

PER-SHARE DATA(A)
Net asset value, beginning of period.................              $8.03                  $9.66             $12.36
Operations:
Net investment income (loss).........................                .69                   (.17)              (.50)
Net realized and unrealized gain
(loss) on investments................................               (.55)                 (1.49)             (2.20)
Total increase (decrease) from operations............                .15                  (1.66)             (2.70)

Distributions to stockholders:
From net investment income...........................
In excess of net investment income...................
From net realized gains..............................
Total distributions to stockholders..................
Adjustments to net assets for:
Repurchase of Common Stock...........................                .23                    .03
Total adjustments....................................                .23                    .03
Net asset value, end of period.......................              $8.40                  $8.03              $9.66
Per-share market value, end of period................              $6.0625                $5.625             $7.8125


SELECTED INFORMATION
Total investment return, market......................
Value................................................               7.789%               (29.69%)           (16.88%)
Total investment return, net asset...................
Value................................................               4.619%               (16.87%)           (21.85%)
-----------------

(A) Per share data is based on the weighted average number of shares of Common Stock outstanding for each respective period.

Net Asset Value and Market Price

         CREN's shares of Common Stock currently trade on the Nasdaq Small-Cap Market under the symbol CREN. The following table shows the history of trading of CREN's shares, by quarter, for the last two fiscal years.

                                                                                                   Percentage Premium
                                 Net Asset Value(s)                  Market Price(s)                Or (Discount) (%)
                               ---------------------            -----------------------         -------------------------
    Quarter Ended               High            Low              High              Low            High              Low
    -------------              -----            ----            ------            -----         -------           -------
06/30/99............           12.21            9.67            11-1/4            7-1/8          (7.86)           (26.32)
03/31/99............            9.73            9.14             7-3/8            7             (24.20)           (23.41)
12/31/98............            9.10            8.40             6-3/4            6-1/4         (25.82)           (25.60)
09/30/98............            8.63            8.38             7-1/8            5-7/8         (17.44)           (29.89)
06/30/98............            9.50            9.06             8-1/8            7-1/4         (14.47)           (19.98)
03/31/98............            9.30            8.38             8                5-3/4         (13.98)           (31.38)
12/31/97............            8.22            7.05             6                5             (27.01)           (29.08)
09/30/97............            8.30            6.93             6                5             (27.71)           (27.85)


         On August 3, 1999, the last trading day before the public announcement of the approval of the liquidation of CREN by the Board of Directors, the high, low and closing bid prices of CREN's shares of Common Stock reported by the Nasdaq Small-Cap Market was $10 1/8. The closing bid price on such date represents a discount of 16.60% from the net asset value of $12.14 per weighted average share of Common Stock at June 30, 1999.

Security Ownership

         The following table sets forth information as of the date of this Proxy Statement, based on information obtained by CREN or from the persons named below, with respect to the beneficial ownership of Common Stock by (i) each person known by CREN to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the directors of CREN, (iii) the Chief Executive Officer of CREN and (iv) all officers and directors of CREN as a group.

                                                                       Amount and Nature
                                                                         Of Beneficial              Percentage of
                  Beneficial Owner(1) Shares                               Ownership                 Outstanding
                  --------------------------                           -----------------            -------------

Martin D. Sass(2)(3)............................................              71,300                     10.82%
Martin E. Winter(2).............................................              200                        *
Hugh R. Lamle(2)(3).............................................              48,600                     7.38%
James B. Rubin(2)...............................................              0                          *
Larry Dinkin(2).................................................              0                          *

Thomas M. Garvin(2).............................................              0                          *
Lawrence W. Leighton(2).........................................              1,000                      *
Edward Lowenthal(2).............................................              3,000                      *
Daniel R. Mazziota(2)...........................................              0                          *
All officers and directors
as a group (9 persons)..........................................              124,100                    18.84%

Walter Kass
420 Lexington Ave
New York, New York(3)(4)........................................              118,534                    17.99%

Robert L. Chapman
Citicorp Center, 23rd Floor
725 S. Figeuroa Street
Los Angles, California (3)(4)...................................              40,000                     6.07%

--------------------
*Less than 1%
(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days have been exercised.

(2)      Officers and directors.

(3)      5% or greater stockholders.

(4)      Based on a Schedule 13D filed with the SEC.

                              STOCKHOLDER PROPOSALS

         In the event that CREN has not previously been dissolved, proposals of stockholders intended to be present at the next annual meeting of stockholders must be received at CREN's offices, 1185 Avenue of the Americas, 18th Floor, New York, New York 10036, a reasonable time before the solicitation is made for such meeting. If the date of such meeting is subsequently advanced by more than 30 days or delayed more than 90 days, CREN will inform stockholders of the change and a new date for receiving stockholder proposals.

         Additional solicitation may be made by letter, telephone or telegraph by officers or employees of CREN, or by dealers and their representatives.



                                    Martin E. Winter
                                    Secretary

                                    EXHIBIT A

                        CORPORATE RENAISSANCE GROUP, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                   (Unaudited)

                        CORPORATE RENAISSANCE GROUP, INC.

                                      INDEX


                                                                                                                  Page
                                                                                                                  ----

PART I - FINANCIAL INFORMATION

ITEM 1.

Statements of Assets and Liabilities as of June 30, 1999 and September 30, 1998................................     3

Statements of Operations and Changes in Net Assets for the Quarters ended June
30, 1999 and June 30, 1998 and for the
Nine Months ended June 30, 1999 and June 30, 1998..............................................................     4

Statements of Cash Flows for the Nine Months ended June 30,
1999 and June 30, 1998.........................................................................................     5

Schedule of Investments, June 30, 1999.........................................................................     6

Notes to Financial Statements..................................................................................     7

ITEM 2.

Management's Discussion and Analysis of Financial
Condition and Results of Operations............................................................................    12

PART II - OTHER INFORMATION

                        CORPORATE RENAISSANCE GROUP, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                   (Unaudited)


                                                                       June 30, 1999         September 10, 1998
                                                                       -------------         ------------------

ASSETS

Investments in securities, at market value
  (cost $1,446,325 and $2,458,725 respectively)...........               5,068,649                2,514,213
Cash......................................................               4,041,414                4,238,260
Income taxes receivable...................................                      --                  183,841
Accrued interest receivable...............................                   4,262                    5,852
Accrued dividend receivable...............................                   6,902                       --
Other assets..............................................                  14,885                    3,917
                                                                        ----------               ----------
Total assets..............................................               9,136,112                6,946,083

LIABILITIES

Income taxes payable......................................               1,124,613                       --
Accounts payable and accrued expenses.....................                  11,462                   12,324
                                                                        ----------               ----------
Total liabilities.........................................               1,136,075                   12,234
                                                                        ----------               ----------
Net assets................................................              $8,000,037               $6,933,759
                                                                        ==========               ==========

NET ASSETS

Common stock, (par value $.01 per share 20,000,000 shares
  authorized: 940,350 shares issued and 825,150
  outstanding at 9/30/98, and 658,750 shares issued and
  outstanding at 6/30/99).................................                  $6,588                   $9,404

Additional paid-in capital................................               5,842,084                7,690,280


Treasury stock, at cost (115,200 shares at 9/30/98).......                      --                 (730,050)
Accumulated income (losses):
Accumulated net operating loss before
  security transactions...................................                (991,656)                (888,260)
Accumulated net realized gains from sale of investments...                 874,621                  910,961
Net unrealized appreciation of investments................               2,268,400                  (58,576)
                                                                        ----------               ----------
                                                                         2,151,365                  (35,875)
                                                                        ----------               ----------
Net assets................................................              $8,000,037               $6,933,759
                                                                        ==========               ==========

Net asset value per share of common stock outstanding.....                 $12.14                    $8.40
                                                                        ==========               ==========


                        See notes to financial statements

                        CORPORATE RENAISSANCE GROUP, INC

               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                                   (Unaudited)


                                                  For the Quarter      For the Quarter     For the Quarter        For the Nine
                                                      Ended                Ended               Ended              Months Ended
                                                   June 30, 1999        June 30, 1998       June 30, 1999         June 30, 1998
                                                  ---------------      ---------------    ---------------         ------------

Income:
    Dividend..................................          $6,902                   $--              $6,902           $830,967
    Fee.......................................              --                 8,954                  --             26,861
    Interest..................................          41,407                36,882             124,690             83,620
                                                    ----------            ----------          ----------         ----------
Total income..................................          48,309                45,836             131,592            941,448
                                                    ----------            ----------          ----------         ----------

Expenses:
    Financial advisory........................          42,500                50,000             129,744            150,000
    Investment banking........................          37,500                    --              37,500                 --
    Professional..............................          19,500                12,300              59,643             36,900
    Insurance.................................          10,262                11,750              31,330             35,250
    Board of directors........................          10,000                12,500              30,000             37,500
    Other operating...........................           4,142                12,247              11,087             18,747
                                                    ----------            ----------          ----------         ----------
      Total expenses........................           123,904                98,797             299,304            278,397
                                                    ----------            ----------          ----------         ----------

Operating  income/(loss)  before  income tax
benefit.......................................         (75,595)              (52,961)           (167,712)           663,051

Income tax (expense)/benefit..................             927               (12,900)             69,032            (40,994)
                                                    ----------            ----------          ----------         ----------

Net operating income/(loss) before
security transactions.........................         (74,668)              (65,861)            (98,680)           622,057
                                                    ----------            ----------          ----------         ----------

NET REALIZED AND UNREALIZED GAINS FROM
INVESTMENTS:
    Net realized gains/(losses) from sales
    of investments............................         379,233                    --             (36,340)           284,297

    Change in net unrealized
    appreciation/(depreciation) of
    Investments...............................       2,176,484              (310,661)          3,566,835            312,946

    Income tax (expense)/benefit arising
    from net realized gains/(losses) and
    net unrealized appreciation/
    (depreciation) of investments.............        (911,684)              141,268          (1,244,575)          (337,489)
                                                    ----------            ----------          ----------         ----------

        Net realized and unrealized
        gains/(losses) on investments.........       1,644,033              (169,393)          2,285,920            259,754
                                                    ----------            ----------          ----------         ----------

NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS.....................      $1,569,365             $(235,254)         $2,187,240           $881,811
                                                    ----------            ----------          ----------         ----------

Net assets at beginning of period.............      $6,430,672            $8,458,222          $6,933,759         $7,548,957
Net decrease in net assets resulting from
     treasury stock purchases.................              --               (83,500)         (1,120,962)          (291,300)
                                                    ----------            ----------          ----------         ----------

Net assets at end of period...................      $8,000,037            $8,139,468          $8,000,037         $8,139,468
                                                    ==========            ==========          ==========         ==========

Per Share Data:
  Net operating gains/(loss) before
    security transactions.....................          $ (.11)                $(.07)              $(.15)              $.68

  Net realized and unrealized
    gains/(losses) on Investments.............            2.50                  (.18)               3.47                .26

  Net gain/(loss) on treasury stock
    Transactions..............................            (.01)                  .01                 .42                .09
                                                    ----------            ----------          ----------         ----------

                        CORPORATE RENAISSANCE GROUP, INC

               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                            (Unaudited)-(Continued)


                                                  For the Quarter      For the Quarter     For the Quarter        For the Nine
                                                      Ended                Ended               Ended              Months Ended
                                                   June 30, 1999        June 30, 1998       June 30, 1999         June 30, 1998
                                                  ---------------      ---------------    ---------------         ------------




Net increase in net asset value
    resulting from operations.................            2.38                  (.24)               3.74               1.03
                                                    ----------            ----------          ----------         ----------

  Net asset value per common share at
    beginning of the period...................            9.76                  9.30                8.40               8.03
                                                    ----------            ----------          ----------         ----------

  Net asset value per common shares at
    end of the period.........................          $12.14                 $9.06              $12.14              $9.06
                                                    ==========            ==========          ==========         ==========


                        See notes to financial statements

                                         CORPORATE RENAISSANCE GROUP, INC.

                                             STATEMENTS OF CASH FLOWS
                                                    (Unaudited)


                                                                                 For the Nine           For the Nine
                                                                                 Months Ended           Months Ended
                                                                                 June 30, 1999          June 30, 1998
                                                                                 -------------          -------------

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations.................              $2,187,240             $881,811
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in)/provided by operating activities:
      Change in net unrealized (appreciation) of investments.........              (3,566,835)            (312,945)
      Realized (gains)/losses from sale of investments...............                  36,340             (284,297)
      Deferred income tax provision..................................               1,169,023                   --
    (Increase)/decrease in operating assets:
      Income taxes receivable........................................                 138,533                9,755
      Accrued interest receivable....................................                   1,590               (2,264)
      Accrued dividend receivable....................................                  (6,902)
      Other assets...................................................                 (10,968)             (11,750)
    Increase/(decrease) in operating liabilities:
      Deferred liability.............................................                      --              (26,860)
      Income taxes payable...........................................                     898              234,657
      Accounts payable and accrued expenses..........................                    (862)             (24,375)
                                                                                   ----------           ----------

Net cash flows (used in)/provided by operating activities............                 (51,943)             463,732
                                                                                   ----------           ----------

Cash Flows from Investing Activities:
      Purchase of securities.........................................                (119,624)            (796,561)
      Proceeds from recapitalized investment.........................                      --            2,018,107
      Proceeds from sale of securities...............................               1,095,683              383,426
                                                                                   ----------           ----------

      Net cash flows provided by investing activities................                 976,059            1,604,972
                                                                                   ----------           ----------

Cash Flows from Financing Activities:
      Purchase of treasury stock.....................................              (1,120,962)            (291,300)

Net cash flows (used in) financing activities........................              (1,120,962)            (291,300)

Net increase/(decrease) in cash......................................                (196,846)           1,777,404

Cash at the beginning of the period..................................               4,238,260              950,692
                                                                                   ----------           ----------

Cash at the end of the period........................................              $4,041,414           $2,728,096
                                                                                   ==========           ==========

 Supplemental disclosure (cash transactions):
      Income taxes paid/(refunded), net..............................               $(132,013)            $130,273
                                                                                   ==========           ==========


Supplemental disclosure (non-cash transactions): The company retired 281,600 shares of common stock previously held as treasury stock having a total cost of $1,851,012.


                        See notes to financial statements

                        CORPORATE RENAISSANCE GROUP, INC.

                           SCHEDULE OF INVESTMENTS(1)

                                  JUNE 30, 1999
                                   (Unaudited)

                                     TYPE OF ISSUE                                         FAIR OR
    SHARES OF                             AND                            ORIGINAL           MARKET            % OF NET
   FACE VALUE                       NAME OF ISSUER                         COST             VALUE              ASSETS
   ----------                       --------------                       --------          -------           --------

                                 Reorganized Companies
                           ---------------------------------
                           Common Stock & Equity Investments
                           ---------------------------------

632,680               CVSI Acquisition Co., L.L.C(2)(3)                  $632,680          $632,680             12.5%
33,042                Seaman Furniture - Class C(3)                       607,223         4,076,061             80.4%
                                                                       ----------        ----------

                      Total Reorganized Companies                       1,239,903         4,708,741
                                                                       ----------        ----------

                                   Other Investments
                           ---------------------------------
                                     Common Stock
                           ---------------------------------

426,396               Signet Group Plc                                    206,422           359,908              7.1%
                                                                       ----------        ----------

                      Total Other Investments                             206,422           359,908
                                                                       ----------        ----------

                      Total Investments                                $1,446,325        $5,068,649
                                                                       ==========        ==========

(1) Notes to Schedule of Investments: The above investments are income producing except for Seaman Furniture. See note 9.

(2) Represents a beneficial interest in 513,310 shares of CVSI, Inc. and a line of credit borrowing of $119,370 to CVSI, Inc., which are not considered to be readily marketable securities. See Note 8.

(3)      Not considered to be a readily marketable security.

                        CORPORATE RENAISSANCE GROUP, INC

               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                            (Unaudited)-(Continued)


1.       Organization and Operation of the Company

         Corporate Renaissance Group, Inc. (the "Company") was incorporated under the laws of the state of Delaware on June 19, 1992. The Company is a non-diversified, closed-end investment company which has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended by the Small Business Incentive Act of 1980. The Company offers investors the opportunity to participate in investments in companies which the Company believes have viable existing businesses generating substantial revenues in established markets, and have recently completed or are in the process of undergoing financial restructuring ("Reorganized Companies") and where, as a result, the Company can ultimately obtain an equity position at a discount from market value for comparable companies that are not financially troubled. The Company's investments are generally not expected to produce meaningful levels of investment income. It is the Company's objective to select investment opportunities which the Company believes offer the potential for substantial capital appreciation.

         The Company completed its initial public offering and commenced operations on November 1, 1994. The Company consummated the initial public offering (the "Domestic Offering") and an overseas offering (the "Overseas Placement") of 956,000 shares at $10.00 per share. Pursuant to the Domestic Offering, 600,000 shares were sold; 356,000 shares were sold in the Overseas Placement. The net proceeds to the Company of both the Domestic Offering and Overseas Placement were $7,823,821 after deducting all costs associated with the registration and offering, resulting in an initial net asset value per share of $8.18.

         On November 25, 1996, the Company's Board of Directors authorized the implementation of an open market share repurchase program, pursuant to which the Company, from time to time, may purchase up to an aggregate of 175,000 shares of its common stock in open market transactions. On November 3, 1998, the Company's Board of Directors increased the number of shares authorized for repurchase under the Company's open market share repurchase program to 350,000 shares. The purpose of the program is to provide stockholders desiring to sell their shares with enhanced market liquidity. At the same time, the Company believes that open-market purchases of its shares at a discount from net asset value will enhance long-term shareholder value. As of June 30, 1999, 297,350 shares have been repurchased at an average cost of $6.65 per share, of which 15,750 were retired in fiscal 1997 and 281,600 in fiscal 1999. Subsequent to June 30, 1999, no additional shares were purchased.

         In March 1999, the Company received a proposal from a management-led group to acquire all of the issued and outstanding shares of the Company's Common Stock not owned by the group for $8.00 per share. In June 1999, the Company's management group withdrew its offer and recommended the adoption of a plan of liquidation (the "Plan") in light of ongoing changes in the Company's portfolio values. On August 3, 1999, the Board of Directors adopted the Plan, subject to stockholder approval. Under the Plan, if approved by stockholders, the Company will make a distribution to stockholders of its cash, following the disposition of its liquid assets, less anticipated operating and liquidation costs, and then transfer the balance of its

                        CORPORATE RENAISSANCE GROUP, INC

               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                            (Unaudited)-(Continued)


assets to a liquidating trust (the "Trust"). As the Trust disposes the balance of the assets, it will make one or more liquidating distributions.

2.       Significant Accounting Policies

         a.       Valuation of Securities

         The Company's securities which are subject to last-sale reporting are valued by reference to the market price on a national securities exchange or as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System. Other unlisted securities are valued at representative "bid" quotations if held long by the Company and representative "asked" quotations if held short by the Company. The value of securities for which market quotations are not readily available and securities as to which the Company believes the method of valuation set forth above does not fairly reflect market value are determined by one or more independent third parties selected by the Investment Adviser.

         b.       Recognition of Security Transactions and Related Investment
                  Income

         Security transactions are recorded on the date the order to buy or sell is executed (the trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The net realized gains and losses on sales of securities are determined on a first-in, first-out or specific identification basis.

         c.       Income Taxes

         The Company is not entitled to the special treatment available to regulated investment companies and is taxed as a regular corporation for federal and state income tax purposes. The Company has accounted for income taxes in accordance with FASB Statement No. 109, "Accounting for Income Taxes." The aggregate cost of securities at June 30, 1999 for federal income tax purposes and financial reporting purposes was the same.

         d.       Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.

3.       Income Taxes

         The components of income tax expense (benefit) on pre-tax income $3,362,783 for the nine months ended June 30, 1999, and pre-tax income $1,260,294 for the nine months ended June 30, 1998 are as follows:

                        CORPORATE RENAISSANCE GROUP, INC

               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                            (Unaudited)-(Continued)


                                                        1999             1998
                                                     ----------       ---------

          Federal:

                                Current              $   10,467       $160,195
                                Deferred              1,048,788        178,616
                                                     ----------       ---------
                                                      1,059,255        338,811

          State and Local:

                                Current                  (3,947)       (10,092)
                                Deferred                120,235         49,764
                                                     ----------       ---------
                                                        116,288         39,672
                                                     ----------       ---------

                                Total                $1,175,543       $ 378,483
                                                     ==========       =========


         Deferred income taxes arise from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements. For example, unrealized gains or losses on investments are not recognized for tax purposes until realized and therefore create a temporary difference. In addition, the Company has federal and state net-operating losses which also create a temporary difference. During the nine months ended June 30, 1999, the Company recorded a deferred tax benefit from operations of approximately $43,000 to reflect the change in the net operating loss carryforward for federal and state taxes as of September 30, 1998, and management's expectation with respect to the realization of this deferred tax asset at June 30, 1999. As of June 30, 1999 and September 30, 1998, there is a net deferred tax asset/(payable) of $(1,029,221) and $111,136, respectively. A valuation allowance in the amount of $95,392 in 1999 and $66,725 in 1998 has been established to offset a portion of the deferred tax assets which more likely than not will not provide a future benefit.

         The Company's effective income tax rate is lower than the U.S. federal statutory rate due to the benefit from the graduated federal tax rate.

                        CORPORATE RENAISSANCE GROUP, INC

               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                            (Unaudited)-(Continued)


4.       Financial Advisory and Investment Banking Fees and
         Other Transactions with Affiliates and Related Parties

         The Company has retained M.D. Sass Investors Services, Inc. (the "Investment Adviser") as the Company's investment adviser. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Investment Adviser is part of a group of affiliated investment advisers and other affiliated entities comprising the M.D. Sass organization ("M.D. Sass"). In November 1998, the Company renewed its Financial Advisory Agreement with the Investment Adviser, pursuant to which the Investment Adviser will receive a base fee of $170,000 per annum, for furnishing the Company with administrative services, including necessary executive, administrative, internal accounting and support services. In addition to the base fee, the Investment Adviser will receive an incentive fee for its investment advisory services equal to 20% of the increase in net asset value of the Company's shares, as defined in the Financial Advisory Agreement. There were no incentive fees earned or payable at June 30, 1999.

5.       Board of Directors Fees

         The Company pays each of its five independent directors an annual fee of $8,000 for the directors' services as such.

6.       Investment Transactions

         As of June 30, 1999 the accumulated unrealized appreciation on investments was $3,622,324.

7.       Concentration of Credit Risk and Off-Balance Sheet Risk

         The Company engages in security purchase and sale transactions with regulated broker-dealers. In connection with these transactions, the Company may be subject to credit risk in the event the counterparty or the Company's regulated clearing brokers cannot fulfill their contractual obligations.

7.       Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

         The Company's activities with off balance sheet risk include the writing of traded stock market index options. The Company is subject to market risk associated with changes in the value of the underlying stock index. As a writer of options, the Company receives a premium at the outset and then bears the risk of unfavorable changes in the price of the stock index underlying the option. There were no written options outstanding at June 30, 1999.

                        CORPORATE RENAISSANCE GROUP, INC

               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                            (Unaudited)-(Continued)


8.       Investment in CVSI, Inc.

         In July 1997, the Investment Adviser and certain of its affiliates, including the Company (collectively, the "Buyer"), purchased a majority interest in the Open Service Solutions business unit ("CVSI") of Computervision Corporation ("Computervision"), through CVSI Acquisition Co., L.L.C., a newly formed Delaware limited liability company. In the transaction, the Buyer paid $7.6 million to Computervision for 76% of CVSI's Class A Voting Stock (the "Class A Stock"). In addition, CVSI paid Computervision $25.0 million in cash and issued Computervision a $10.0 million subordinated note (the "Subordinated Note"). Further, Computervision retained its ownership of 24% of CVSI's Class A Stock and 100% of CVSI's Class B Non-Voting Stock (the "Class B Stock"). The Buyer also received options to purchase (i) the Class A Stock held by Computervision should the Buyer retire the Subordinated Note within one year of the transaction and (ii) the Class B Stock for $15.0 million. Moreover, if CVSI does not achieve certain specified levels of product revenues and operating margins from Computervision-initiated referrals, CVSI will have the option to purchase, at a nominal price, some or all of the Class A Stock held by Computervision. In addition, CVSI Acquisition Co., L.L.C. provided CVSI with a five year $2.5 million line of credit facility to support short-term working capital needs of CVSI. Interest is accrued at a floating rate of LIBOR plus 3%. As of June 30, 1999, CVSI has borrowed $2,000,000 in connection with this facility. The Company along with certain of its affiliates contributed capital to CVSI Acquisition Co., L.L.C. to satisfy this funding. The Company's proportionate share of the contribution was $119,370.

         In connection with the acquisition of CVSI, the Company received $89,535 of investment banking fees and $35,814 of consulting fees. The consulting fees were being amortized over a one-year period. The Investment Advisor and certain of its clients and affiliates who acquired shares of CVSI also received investment banking and consulting fees.

         On June 30, 1998 CVSI, CVSI Acquisition Co., L.L.C., Computervision and Computervision's parent Parametric Technology signed an agreement in which CVSI Acqusition Co., L.L.C. agreed to exercise its option to purchase 1 million shares held by Computervision, increasing its holdings to 86% of CVSI. Computervision canceled the $10 million subordinated note and retired its Class B Non-Voting Stock. In addition, Parametric appointed CVSI, Inc. as a Preferred Systems Integrator/Platform Technology Service Provider worldwide.

9.       Investment in Seaman Furniture Company, Inc.

         In August 1997, Seaman Furniture Company, Inc. ("Seamans") entered into an Agreement and Plan of Merger, as amended on September 4, 1997 (the "Merger Agreement") with SFC Merger Company ("Newco"), a Delaware corporation formed and wholly owned by the Investment Adviser and its affiliates (including the Company), T. Rowe Price Recovery Fund, L.P. ("Price") and Carl Marks Management Co., L.P. ("Marks," and collectively with the Investment Adviser and Price, the "Funds"), pursuant to which the Funds will acquire through a merger (the "Merger") all of the outstanding common stock of Seamans not already owned by the Funds (the "Public Stock"). Upon consummation of the Merger, Newco merged with and into

                        CORPORATE RENAISSANCE GROUP, INC

               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                            (Unaudited)-(Continued)


Seamans and each share of Public Stock (other than dissenting shares) was converted into the right to receive $25.05 in cash and each existing Seamans stock option was converted into the right to receive $25.05 in cash per share purchasable thereunder, less the exercise price with respect thereto, other than certain options of officers of the Company which will be cancelled and reissued as options of equivalent or greater value following the Merger. Consummation of the Merger took place on December 23, 1997.

         Following consummation of the Merger, the Funds owned all of the outstanding shares of Seamans Common Stock of which approximately 38.0% on a fully-diluted basis was owned by the Investment Adviser and its affiliates, including 3.3% by the Company. The Funds received a distribution of approximately $67.0 million on the shares of Seamans held by them, of which approximately 30% represented a dividend and the balance a distribution in return of capital. Approximately $2.84 million of this distribution was received by the Company.

         On June 23, 1999, certain affiliates of the Investment Adviser purchased approximately 12.1% of Seamans Common Stock, on a fully diluted basis, which resulted in a majority ownership stake in Seamans by the Investment Adviser and its affiliates.

                                   EXHIBIT B

                  PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION
                                       OF
                        CORPORATE RENAISSANCE GROUP, INC.


         This Plan of Complete Liquidation and Dissolution (the "Plan") of Corporate Renaissance Group, Inc., a Delaware corporation (the "Company"), and the transactions contemplated thereby have been approved by the Board of Directors for the Company (the "Board") as being advisable and in the best interests of the Company and its stockholders. The Board has directed that this Plan be submitted to the holders of the outstanding shares of the Company's Common Stock (the "Stockholders") for their adoption or rejection at a special meeting of stockholders and has authorized the distribution of a Proxy Statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon such adoption the Company shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Delaware General Corporation Law (the "DGCL") and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

         1. Adoption of Plan. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is adopted by the Stockholders. Such approval of the Plan shall constitute approval by the Company's Stockholders of the sale of substantially all of the assets of the Company in accordance with
Section 271 of the DGCL and approval of each of the other actions contemplated by the Plan. The period commencing on the Effective Date and continuing until December 31, 1999 is referred to herein as the Liquidation Period.

         2. Disposition of Assets. Prior to and after the Effective Date the Company shall use all commercially reasonable efforts to dispose of all of its investment securities and other assets (other than the Claims referred to in Section 3 below) as promptly as practicable consistent with realizing full value thereon and shall hold or reinvest the proceeds thereof in cash and such short-term fixed income securities as the Company may lawfully hold or invest in. To the extent the Company cannot dispose of any such asset or assets prior to expiration of the Liquidation Period, the Company shall contribute such asset or assets to the Liquidating Trust referred to in Section 7 below.

         3. Disposition of Claims. Prior to and after the Effective Date the Company shall use all commercially reasonable efforts to assert, prosecute, reduce to judgment, settle and collect all claims (the "Claims") of the Company against persons other than the Company. To the extent the Company cannot resolve any Claim prior to expiration of the Liquidation Period, then not later than the last day of such period the Company shall contribute all such unresolved Claims to the Liquidating Trust, referred to in Section 7, along with such amounts of cash and other assets as the Company shall determine might reasonably be required to resolve such unresolved claims.

         4. Transactions. Within the Liquidation Period, the Company shall have the authority to engage in such other transactions as may be appropriate to its complete liquidation and dissolution, including without limitation, the authority to mortgage, pledge, sell, lease, exchange or otherwise dispose of all or any part of its other assets for cash and/or shares, bonds, or other securities or property upon such terms and conditions as the Company shall determine, with no further approvals by the Stockholders except as required by law.

         5. Provisions for Liabilities. Within the Liquidation Period, the Company shall pay or discharge or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent or unascertained liabilities and obligations determined or otherwise reasonably estimated to be due either by the Company or a court of competent jurisdiction (the "Liabilities"). The foregoing may be accomplished by use of one or more trusts (including a liquidating trust), escrows, reserve funds, plans or other arrangements as determined by the Company or required by law (collectively, the "Reserve Funds"), and the Stockholders by adoption of this Plan do constitute and appoint any agent or trustee under the arrangements provided by the Company pursuant to this Section 5 as the agent or trustee for the limited purposes provided in the agreement in which such purposes are set forth.

         6. Distributions to Stockholders. Promptly after the Effective Time and from time to time thereafter, the Company shall distribute to Stockholders of record as of the Effective Date, cash or other assets (other than cash or other assets held in the Reserve Funds) and all other properties held by it, by way of pro rata liquidating distributions to such Stockholders of the Company. Cash and other assets held in the Reserve Funds (including any income earned thereon) or the Liquidating Trust, referred to in Section 7, in excess of the amounts required for the payment or discharge of the Company's liabilities and obligations shall be distributed to the Stockholders at the time and under the conditions set forth in the instruments establishing the Reserve Funds and the Liquidating Trust referred to in Section 7.

         7. Liquidating Trust. The Company, as promptly as practicable, but in any event within the Liquidation Period, shall (i) create and execute with one or more independent trustees ("Trustees") selected by the Company, a liquidating trust agreement substantially in the form annexed hereto as Exhibit A, as the same may be amended from time to time (the "Liquidating Trust Agreement") to establish a liquidating trust (the "CREN Liquidating Trust"), (ii) grant, assign, and convey to the Trustees of the CREN Liquidating Trust all rights of ownership of the Reserve Funds and any other assets not yet distributed to stockholders, subject to all of the Liabilities and (iii) distribute interests in the CREN Liquidating Trust to its Stockholders (the transactions contemplated by this Section 7, together with the Initial Distribution, shall be referred as the "Liquidation").

            (a) No distributions of any of the assets held by the Trustees of the CREN Liquidating Trust shall be made by the Trustees other than as provided by the express terms and provisions of the Liquidating Trust Agreement, and no assets held by the Trustees shall ever revert or be distributed to the Company or to any Stockholder, as such, other than a former Stockholder entitled thereto as provided in the Liquidating Trust Agreement. Assets held in the CREN Liquidating Trust shall be distributed to the beneficiaries of the CREN Liquidating Trust at the time and under the conditions set forth in the express terms and provisions of the Liquidating Trust Agreement.

            (b) It is intended that the assignment of the assets to the Trustees of the CREN Liquidating Trust shall, subject to the terms and provisions of the Liquidating Trust Agreement, constitute a final liquidating distribution by the Company to its Stockholders of their pro rata interests in such assets, and the Company's Stockholders shall be the owners of the CREN Liquidating Trust within the meaning of Sections 671 through 679 of the Code.

         8. Notice of Liquidation. As soon as practicable after the Effective Date but in no event later than 20 days prior to the filing of Certificate of Dissolution as provided in Section 9 below, the Company shall mail notice to all its creditors and employees that this Plan has been approved by the Board and the Stockholders as provided in the DGCL.

         9. Certificate of Dissolution. As promptly as practicable within the Liquidation Period and pursuant to the DGCL, the Company shall prepare and file a Certificate of Dissolution (the "Certificate") with and for acceptance by the Delaware Secretary of State. Thereafter, the Company shall conduct no business except as permitted by the DGCL.

         10. Termination of Business Development Company Status. At any time after the Effective Date and consistent with seeking to maximize the net distribution to Stockholders the Company may terminate its status as a business development company.

         11. Amendment or Abandonment of Plan. The Company may modify or amend this Plan at any time without Stockholder approval if it determines that such action would be advisable and in the best interests of the Company and its Stockholders. If any amendment or modification appears necessary and in the judgment of the Company will materially and adversely affect the interests of the Stockholders or delay the time at which distributions of the Company's net assets will be made, such an amendment or modification will be submitted to the Stockholders for approval. In addition, the Company may abandon this Plan at any time prior to the filing of the Certificate of Dissolution if it determines that abandonment would be advisable and in the best interests of the Company and its Stockholders and if the Stockholders approve such abandonment in the same manner as they approved the adoption of this Plan.

         12. Powers of Committee and Officers. Except as required by applicable law or the terms of this Plan, all of the rights and duties of the Company relating to the Plan and completion of the transactions contemplated thereby, including modification, amendment or abandonment of the Plan, shall be made solely by or under the direction of a Committee of the Board of Directors of the Company whose members shall consist solely of individuals who are not interested persons of the Company, (as the term "interested person" is defined in the Investment Company Act of 1940, as amended by the Small Business Incentive Act of 1980 as if the Company was a registered investment company). Any rights and duties of the Company relating to the Plan and completion of the transactions contemplated thereby that are reserved by law or this Plan exclusively to the Stockholders or the Board of Directors of the Company as a whole shall be exercised by the Board of Directors or the Stockholders, as the case may be. In addition to exercising the specific powers granted to the Company by the Plan, such Committee is authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, to delegate the exercise of its rights and duties to Officers or agents of the Company and to make, execute and deliver or authorize the Officers or agents of the Company to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Committee deems necessary or desirable in order to carry out the provisions of this Plan and effect as promptly as practicable the complete liquidation and dissolution of the Company in accordance with the Plan, the Code and the DGCL.

EXHIBIT A to
Plan of Complete
Liquidation and Dissolution


                           LIQUIDATING TRUST AGREEMENT

                                 By and Between

                       CORPORATE RENAISSANCE GROUP, INC.,
                                 as the Grantor,

                                       and

                          ---------------------------,
                                   as Trustees

                        Dated as of ______________, _____


                           LIQUIDATING TRUST AGREEMENT

         AGREEMENT AND DECLARATION OF TRUST, dated as of ____________, _____, by and between Corporate Renaissance Group, Inc., a Delaware corporation ("CREN"), and _________________, as trustees (together with any additional trustees appointed hereunder, the "Trustees").

         WHEREAS, CREN's Board of Directors and Stockholders have adopted a Plan of Liquidation and Dissolution (the "Plan");

         WHEREAS, CREN's Board of Directors anticipates that CREN may not be able to fully wind up all of its affairs prior to the date by which CREN must dissolve, and therefore have made specific arrangements for such contingency in the Plan;

         WHEREAS, the Plan, among other things, (i) provides for the establishment of a liquidating trust pursuant to the terms and conditions hereof (the "Trust") and the establishment of one or more escrow, reserve and other accounts (collectively, the "Reserve Funds"), (ii) provides the methods by which the Trustee was selected to serve as agent of the Beneficiaries (as defined below) and trustee of the Trust, (iii) authorizes and directs CREN to grant, assign and convey the Retained Assets to the Trustee as agent for the Beneficiaries (as defined below) all assets of CREN not distributed to Stockholders in cancellation of the interest of the Stockholders in CREN, and
(iv) authorizes and directs the Trustee to hold and reduce to cash for and on behalf of, and distribute to, the Beneficiaries the assets of the Trust in accordance with the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises, and subject to the terms and provisions herein, effective as of the close of business on the Record Date, CREN hereby grants, releases, assigns, conveys and delivers unto the Trustee for the benefit of the beneficiaries of the Trust (the "Beneficiaries"), all of CREN's right, title and interest in and to all assets of CREN not distributed to Stockholders as of the Record Date for the uses and purposes stated herein, and the Trustee hereby accepts such assets and such Trust:

                                   ARTICLE I

                              NAME AND DEFINITIONS

         1.1 Name. This trust shall be known as the CREN Liquidating Trust.

         1.2 Certain Terms Defined. For all purposes of this instrument, unless the context otherwise requires:

               (a) Affiliated Person shall mean a Person (i) who in his individual capacity is a director, trustee, officer, partner or employee of the Manager or of a Person who controls, is controlled by or is under common control with the Manager or (ii) who controls, is controlled by or is under common control with the Manager.

               (b) Affiliated Trustee shall mean a Trustee (i) who in his individual capacity is a director, trustee, officer, partner or employee of the Manager or of a Person who controls, is controlled by or is under common control with the Manager or (ii) who controls, is controlled by or is under common control with the Manager.

               (c) Agreement shall mean this instrument as originally executed or as it may from time to time be amended pursuant to the terms hereof.

               (d) Beneficial Interest shall mean each Beneficiary's proportionate share of the Trust Assets initially determined by the ratio of the number of Shares held by the Initial Beneficiary on the close of business on the Record Date over the total number of Shares issued and outstanding on such Record Date and thereafter each Beneficiaries' proportional beneficial interest in the Trust.

               (e) Initial Beneficiary shall mean each of the Stockholders.

               (f) Investment Advisor shall mean M.D. Sass Investors Services, Inc.

               (g) Manager shall mean such Person or Persons who have been employed by, or who have contracted with, the Trustees to assist in the management of the Trust.

               (h) Person shall mean an individual, a corporation, a partnership, an association, a joint stock company, a limited liability company, a trust, a joint venture, any unincorporated organization, or a government or political subdivision thereof.

               (i) Record Date shall mean the date elected by the Board of Directors of CREN for determination of the Stockholders of CREN entitled to become Beneficiaries, which shall also be the date on which CREN conveys to the Trust all of the assets of CREN not previously distributed to Stockholders of CREN.

               (j) Shares shall mean the shares of Common Stock, par value $.01 per share, of CREN.

               (k) Stockholders shall mean the holders of record of the outstanding Shares of CREN at the close of business on the Record Date.

               (l) Trust shall mean the Trust created by this Agreement.

               (m) Trust Assets shall mean all the property held from time to time by the Trustees under this Agreement, which initially shall consist of the assets granted, assigned and conveyed to the Trustee by CREN pursuant to the Plan, and, in addition, shall thereafter include all dividends, rents, royalties, income, proceeds and other receipts of, from, or attributable to any assets held by the Trust, less any of the foregoing utilized by the Trustees to pay expenses of the Trust, satisfy liabilities of CREN or the Trust or make distributions to the Beneficiaries.

               (n) Trustees shall mean the original Trustee, any Trustees appointed hereunder after the date hereof, and their successors.

                                   ARTICLE II

                               NATURE OF TRANSFER

         2.1 Purpose of Trust.

               (a) The Trust is organized for the sole purpose of winding up CREN's affairs with no objective to continue or engage in the conduct of a trade or business.

               (b) As CREN is required to liquidate and dissolve prior to fully winding up its affairs, including, but not limited to, its payment of any unsatisfied debts, claims, liabilities, commitments, suits and other obligations, whether contingent or fixed, arising from any source whatsoever (the "Liabilities"), without any established procedure to satisfy such Liabilities, CREN's Board of Directors and Stockholders each approved the Plan, which calls for the establishment of the Trust, and sets forth the manner in which the Trustees are selected, for the purpose of providing a procedure which will enable CREN to dissolve in a timely manner, and wind up its affairs, by assigning and conveying to the Trustees pursuant to the terms contained herein all assets of CREN not previously distributed to Stockholders. The assets granted, assigned and conveyed to the Trustees will be held in the Trust, and the Trustees will: (i) further liquidate the Trust Assets if necessary to carry out the purpose of the Trust and facilitate distribution of the Trust Assets;
(ii) allocate, protect, conserve and manage the Trust Assets in accordance with the terms and conditions hereof; (iii) complete the winding up of CREN's affairs; (iv) act on behalf of the Beneficiaries and in the capacity of CREN in connection with any matters and (v) distribute the Trust Assets in accordance with the terms and conditions hereof.

               (c) It is intended that the granting, assignment and conveyance of the initial Trust Assets by CREN to the Trustees pursuant hereto shall be treated for federal and state income tax purposes as if CREN made such distributions directly to the Stockholders. It is further intended that for federal, state and local income tax purposes the Trust shall be treated as a liquidating trust under Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law, and the Beneficiaries shall be treated as the owners of their respective share of the Trust pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the "Code") and any analogous provision of state or local law and shall be taxed on their respective share of the Trust's taxable income (including both ordinary income and capital gains) pursuant to Section 671 of the Code and any analogous provision of state or local law. The Trustees shall file all tax returns required to be filed with any governmental agency consistent with this position, including, but not limited to, any returns required of grantor trusts pursuant to Section 1.671-4(a) of the income tax regulations under the Code (the "Income Tax Regulations").

         2.2 Prohibited Activities. The Trust shall not continue or engage in the conduct of any trade or business, and the Trustees are expressly prohibited from, and shall have no power or authority to, continue or engage in the conduct of any trade or business on behalf of the Trust or the Beneficiaries, and all of the terms and conditions hereof shall be construed accordingly.

         2.3 No Reversion to CREN. In no event shall any part of the Trust Assets revert to or be distributed to CREN.

         2.4 Instruments of Further Assurance. After the dissolution of CREN, such Persons as shall have the right and power to so act, will, upon reasonable request of the Trustees, execute, acknowledge, and deliver such further instruments and do such further acts as may be necessary or proper to carry out effectively the purposes of this Agreement, to confirm or effectuate the transfer to the Trustees of any property intended to be covered hereby, and to vest in the Trustees, their successors and assigns, the estate, powers, instruments or CRENs in trust hereunder.

         2.5 Payment of Liabilities. The Trustees hereby assume all Liabilities. Should any Liability be asserted against the Trustees as the transferees of the Trust Assets or as a result of the assumption made in this paragraph, the Trustees may use such part of the Trust Assets as may be necessary in contesting any such Liability or in payment thereof, but in no event shall the Trustees, Beneficiaries or employees or agents of the Trust be personally liable, nor shall resort be had to the private property of such Persons, in the event the Trust Assets are not sufficient to satisfy the Liabilities of the Trust.

         2.6 Incidents of Ownership. The Stockholders shall be the Initial Beneficiaries of the Trust created by this Agreement and the Trustees shall retain only such incidents of legal ownership as are necessary to undertake the actions and transactions authorized herein.

         2.7 Notice to Unlocated Stockholders. If the Trust holds Trust Assets for unlocated Stockholders, due notice shall be given to such Stockholders in accordance with local law.

                                  ARTICLE III

                                  BENEFICIARIES

         3.1 Beneficial Interests.

               (a) The Initial Beneficial Interest of each former Stockholder as a Beneficiary hereof shall be determined by the Trustees in accordance with a certified copy of CREN's Stockholder list as of the Record Date.

               (b) CREN will deliver such a certified copy of its Stockholder list to the Trustees within a reasonable time after such date. For ease of administration, the Trustees shall express the Beneficial Interest of each Beneficiary in terms of units ("Units"). Each record owner of shares of Common Stock of CREN at the Record Date shall be entitled to receive one Unit in cancellation of each such share. The certificates representing Shares will be deemed to evidence the number of Units in the Trust owned by each Beneficiary, provided, however, that upon exchange or transfer of such certificates, the certificates shall be marked with an appropriate legend, or new certificates in a form approved by the Trustees shall be issued and shall evidence the number of Units owned.

               (c) If any conflicting claims or demands are made or asserted with respect to the ownership of any Units, or if there should be any disagreement between the transferees, assignees, heirs, representatives or legatees succeeding to all or part of the interest of any Beneficiary resulting in adverse claims or demands being made in connection with such Units, then, in any of such events, the Trustees shall be entitled, at their sole election, to refuse to comply with any such conflicting claims or demands. In so refusing, the Trustees may elect to make no payment or distribution with respect to such Units, or to make such payment to a court of competent jurisdiction or an escrow agent, and in so doing the Trustees shall not be or become liable to any of such parties for their failure or refusal to comply with any of such conflicting claims or demands, nor shall the Trustees be liable for interest on any CRENs which it may so withhold. The Trustees shall be entitled to refrain and refuse to act until either (i) the rights of the adverse claimants have been adjudicated by a final judgment of a court of competent jurisdiction, (ii) all differences have been adjusted by valid written agreement between all of such parties, and the Trustees shall have been furnished with an executed counterpart of such agreement, or (iii) there is furnished to the Trustees a surety bond or other security satisfactory to the Trustees, as they shall deem appropriate, to fully indemnify them as between all conflicting claims or demands.

         3.2 Rights of Beneficiaries. Each Beneficiary shall be entitled to participate in the rights and benefits due to a Beneficiary hereunder according to his Beneficial Interest. Each Beneficiary shall take and hold the same subject to all the terms and provisions of this Agreement. The interest of the Beneficiary hereby is declared and shall be in all respects personal property and upon the death of an individual Beneficiary, his Beneficial Interest shall pass as personal property to his legal representative and such death shall in no way terminate or affect the validity of this Agreement. A Beneficiary shall have no title to, right to, possession of, management of, or control of, the Trust Assets except as herein expressly provided. No widower, widow, heir, or devisee of any person who may be a Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or of any other right, statutory or otherwise, in any property forming a part of the Trust Assets but the whole title to all the Trust Assets shall be vested in the Trustees and the sole interest of the Beneficiaries shall be the rights and benefits given to such Persons under the Agreement.

         3.3 Transfer of Interests of Beneficiaries. The Beneficial Interests will be registered with the Securities and Exchange Commission on Form 8-B. Once the Trust's Registration Statement on Form 8-B has been declared effective, the Beneficial Interest of a Beneficiary may be transferred, in accordance with applicable securities laws, either by the Beneficiary in person or by a duly authorized agent or attorney, or by the properly appointed legal representatives of the Beneficiary; provided, however, that if the Trust receives a ruling from the Internal Revenue Service to the effect that transferability by Beneficiaries of their Beneficial Interests will adversely affect the Trust's qualification as a "liquidating trust" for purposes of the Code and Treasury Regulation Section 301.7701-4(d), the Beneficial Interest of a Beneficiary may not be transferred either by the Beneficiary in person or by a duly authorized agent or attorney, or by the properly appointed legal representatives of the Beneficiary, nor may a Beneficiary have authority or power to sell, assign, transfer, encumber, or in any other manner dispose of his Beneficial Interest; provided, however, that the Beneficial Interest shall be assignable or transferable by will, intestate succession, or operation of law and, provided further, that the executor or administrator of the estate of a Beneficiary may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber, the Beneficial Interest held by the estate of such Beneficiary if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the Beneficiary, upon written notice to the Trustees. The Beneficial Interests of the Beneficiaries hereunder shall not be subject to attachment, execution, sequestration or any order of a court, nor shall such interests be subject to the contracts, debts, obligations, engagements or liabilities of any Beneficiary, but the interest of a Beneficiary shall be paid by the Trustees to the Beneficiary free and clear of all assignments, attachments, anticipations, levies, executions, decrees and sequestrations and shall become the property of the Beneficiary only when actually received by such Beneficiary.

         3.4 Trustees as Beneficiaries. Each Trustee, either individually or in a representative or fiduciary capacity may be a Beneficiary to the same extent as if he were not a Trustee hereunder and have all the rights of a Beneficiary, including, without limitation, the right to vote and to receive distributions, to the same extent as if he were not a Trustee hereunder.

                                   ARTICLE IV

                        DURATION AND TERMINATION OF TRUST

         4.1 Duration. The existence of this Trust shall terminate upon the earliest of (i) a termination required by the applicable laws of the State of Delaware, (ii) the termination due to the distribution of all the Trust Assets as provided in Section 5.6, or (iii) the expiration of a period of three years from the date of the creation of the Trust; provided, however, the Trustees, in their discretion, may extend the existence of this Trust to such later date as they may designate, if they determine that an extension is reasonably necessary to pay or make provision for then known liabilities, actual or contingent, and provided further, however, that the Trust shall not in any event terminate pursuant to this clause (iii) prior to the date the Trustees are permitted to make a final distribution in accordance with Section 5.6.

         4.2 Other Obligations of Trustees upon Termination. Upon distribution of all the Trust Assets, the Trustees shall provide for the retention of the books, records, lists of holders of Units, certificates for Shares and Units and files which shall have been delivered to or created by the Trustees. At the Trustees' discretion, all of such records and documents may be destroyed at any time after seven years from the distribution of all the Trust Assets. Except as otherwise specifically provided herein, upon the distribution of all the Trust Assets, the Trustees shall have no further duties or obligations hereunder.

                                   ARTICLE V

                         ADMINISTRATION OF TRUST ASSETS

         5.1 Disposition of Trust Assets. The Trustees may, at such times as they may deem appropriate, collect, liquidate, reduce to cash, transfer, assign, or otherwise dispose of all or any part of the Trust Assets as they deem appropriate at public auction or at private sale for cash, securities or other property, or upon credit (either secured or unsecured as the Trustees shall determine).

         5.2 Transactions with Related Persons. Notwithstanding any other provisions of this Agreement, but only to the extent that such transactions have not been previously approved by the Stockholders as part of the Plan, the Trustees shall not knowingly, directly or indirectly, sell or otherwise transfer all or any part of the Trust Assets to, or contract with, (i) any Trustee, employee or agent (acting in their individual capacities) of this Trust or (ii) any Person of which any Trustee, employee or agent of this Trust is an affiliate by reason of being a trustee, director, officer, partner or direct or indirect beneficial owner of 5% or more of the outstanding capital stock, shares or other equity interest of such Persons; unless, in each such case, after disclosure of such interest or affiliation, such transaction is approved by a majority of the Trustees who are not interested in the transaction and such Trustees determine that such transaction is on its terms fair and reasonable to the Trust and is in the best interests of the Beneficiaries, and in no event less favorable to this Trust than terms available for a comparable transaction with unrelated Persons. The Trustees are entitled to rely in good faith on certificates of the Trustees, employees and agents of the Trust with respect to their interests in any transaction.

         5.3 Restriction on Trust Assets. The Trust shall not receive transfers of any assets prohibited by Revenue Procedure 82-58, as the same may be amended, supplemented or modified including, but not limited to, any listed stocks or securities, any readily-marketable assets, any operating assets of a going business, any unlisted stock of a single issuer that represents 80 percent or more of the stock of such issuer or any general or limited partnership interests.

         5.4 Payment of Claims, Expenses and Liabilities. The Trustees shall pay from the Trust Assets all claims, expenses, charges, liabilities, and obligations of the Trust and all Liabilities and obligations which the Trustees specifically assume and agree to pay pursuant to this Agreement and such transferee liabilities which the Trustees may be obligated to pay as transferees of the Trust Assets, including among the foregoing, and without limiting the generality of the foregoing, interest, penalties, taxes, assessments, and public charges of every kind and nature and the costs, charges, and expenses connected with or growing out of the execution or administration of this Trust and such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Trust Assets by the Trustees.

         5.5 Interim Distributions. At such times as may be determined by them, the Trustees shall distribute, or cause to be distributed, to the Beneficiaries, in proportion to the number of Units held by each Beneficiary, such cash or other property comprising a portion of the Trust Assets as the Trustees may in their sole discretion determine may be distributed without detriment to the conservation and protection of the Trust Assets; provided, however, that the Trustees shall distribute, or cause to be distributed, at least annually to the Beneficiaries any proceeds from the sale of Trust Assets in excess of a reasonable amount (as determined by the Trustees) to satisfy the claims, expenses and liabilities described in Section 5.4.

         5.6 Final Distribution. If the Trustees determine that the Liabilities and all other claims, expenses, charges, liabilities and obligations of the Trust have been paid or discharged, or if the existence of the Trust shall terminate pursuant to Section 4.1, the Trustees shall, as expeditiously as is consistent with the conservation and protection of the Trust Assets, distribute the Trust Assets to the Beneficiaries in proportion to the number of Units held by each Beneficiary. The Trustees shall hold in the Trust and thereafter make disposition of all liquidating distributions and other payments due any Beneficiaries who have not been located, in accordance with Maryland law, subject to applicable state laws regarding escheat and abandoned property.

         5.7 Reports to Beneficiaries and Others. As soon as practicable after the end of each taxable year of the Trust and after termination of the Trust, the Trustees shall submit a written report and account to the Beneficiaries showing (i) the assets and liabilities of the Trust at the end of such taxable year or upon termination and the receipts and disbursements of the Trustees for such taxable year or period, certified by an independent certified public accountant, (ii) any changes in the Trust Assets which they have not previously reported, and (iii) any action taken by the Trustees in the performance of their duties under this Agreement which they have not previously reported and which, in their opinion, materially affects the Trust Assets. The Trustees may submit similar reports for such interim periods during the taxable year as they deem advisable or as may be required by the Securities and Exchange Commission. The taxable year of the Trust shall end on December 31 of each year unless the Trustees deem it advisable to establish some other date as the date on which the taxable year of the Trust shall end.

         5.8 Federal Income Tax Information. As soon as practicable after the close of each taxable year, the Trustees shall mail to each Person who was a Beneficiary at the close of the year, a statement showing on a unit basis the dates and amounts of all distributions made by the Trustees, the Trust Assets disposed of by the Trust, if any, income earned on Trust Assets, if any, and such other information as is reasonably available to the Trustees which may be helpful in determining the amount of gross income attributable to the Trust that such Beneficiary should include in such Person's Federal income tax return for the preceding year. In addition, after receipt of a request in good faith, or in their discretion without such request or if required by applicable law, the Trustees shall furnish to any Person who has been a Beneficiary at any time during the preceding year a statement containing such further information as is reasonably available to the Trustees which shall be helpful in determining the amount of taxable income which such Person should include in such Person's Federal income tax return.

5.9      Employment of Manager and Retention of Investment Advisor.

               (a) The Trustees shall be responsible for the general policies of the Trust and for the general supervision of the activities of the Trust conducted by all agents, employees, advisors or managers of the Trust. However, the Trustees are not and shall not be required personally to conduct the activities of the Trust, and consistent with their ultimate responsibility as stated above, the Trustees shall have the power to appoint, employ or contract with any Person or Persons (including one or more of themselves or any corporation, partnership, or trust in which one or more of them may be directors, officers, Stockholders, partners or trustees) as the Trustees may deem necessary or proper for the transaction of the activities of the Trust. The Trustees may therefore employ or contract with such Person or Persons (herein referred to as the "Manager") and may grant or delegate such authority to the Manager as the Trustees may in their sole discretion deem necessary or desirable to carry out the purpose of the Trust without regard to whether such authority is normally granted or delegated by trustees. The Trustees shall have the power to determine the terms and compensation of any Person (other than a manager affiliated with the Investment Advisor) whom they may employ or with whom they may contract, provided, however, that any determination to employ or contract with any Trustee or other Person such that a Trustee or other Person would be an Affiliated Trustee or an Affiliated Person shall be valid only if made, approved or ratified after disclosure of such interests by the affirmative vote or written consent of a majority of the Beneficiaries. The Trustees may exercise broad discretion in allowing the Manager to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Trustees, and to make executive decisions which conform to general policies and general principles previously established by the Trustees.

               (b) The Manager or other Persons shall not be required to administer the Trust as its sole and exclusive function and may have other business interests and may engage in other activities similar or in addition to those relating to the Trust, including the rendering of advice or services of any kind to investors or any other Persons and the management of other investments.

               (c) M.D. Sass Investors Services, Inc. will continue to serve as this Trust's Investment Advisor with respect to liquidation of the CREN Liquidating Trust's assets. The Investment Advisor will be entitled to receive an annual fee equal to two percent (2%) of the Trust's net asset value (payable in the same manner as the existing Investment Advisory Agreement, dated October 24, 1995, as amended (the "Agreement") between CREN and the Investment Advisor). In addition, upon disposition of the Trust's interests in CVSI, Inc. and Seaman Furniture Company, Inc., the Investment Advisor will receive an incentive fee equal to twenty percent (20%) of the net realized appreciation from total proceeds distributed in excess of the previous high water mark of $13.29 at which an incentive fee was paid pursuant to the Agreement.

                                   ARTICLE VI

                    POWERS OF AND LIMITATIONS ON THE TRUSTEES

         6.1 Limitations on Trustees.

               (a) The Trustees shall not at any time, on behalf of the Trust or Beneficiaries, enter into or engage in any trade or business, and no part of the Trust Assets shall be used or disposed of by the Trustees in furtherance of any trade or business. The Trustees shall be restricted to the holding and collection of the Trust Assets and the payment and distribution thereof for the purposes set forth in this Agreement and to the conservation and protection of the Trust Assets and the administration thereof in accordance with the provisions of this Agreement. In no event shall the Trustees take any action which would jeopardize the status of the Trust as a "liquidating trust" for federal income tax purposes within the meaning of Treasury Regulation Section 301.7701-4(d). This limitation shall apply regardless of whether the conduct of any such trade or business is deemed by the Trustees to be necessary or proper for the conservation and protection of the Trust Assets. The Trustees shall not invest any of the funds held as Trust Assets, except that the Trustees may invest any portion of the Trust Assets in
(i) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of acquisition thereof; (ii) money market deposit accounts, checking accounts, savings accounts, or certificates of deposit, or other time deposit accounts which mature not later than one year from the date of acquisition thereof which are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof; or (iii) any other investments which may be determined by the Trustees to be permissible under Revenue Procedure 82-58, as the same may be amended, supplemented or modified.

         6.2 Specific Powers of Trustees.

               (a) Subject to the provisions of Section 6.1, the Trustees shall have the following specific powers in addition to any powers conferred upon them by any other Section or provision of this Agreement or any statutory laws of the State of New York; provided, however, that the enumeration of the following powers shall not be considered in any way to limit or control the power of the Trustees to act as specifically authorized by any other Section or provision of this Agreement and to act in such a manner as the Trustees may deem necessary or appropriate to conserve and protect the Trust Assets or to confer on the Beneficiaries the benefits intended to be conferred upon them by this Agreement:

               (b) To determine the nature and amount of the consideration to be received with respect to the sale or other disposition of, or the grant of interests in, the Trust Assets.

               (c) To collect, liquidate or otherwise convert into cash, or such other property as they deem appropriate, all property, assets and rights in the Trust Assets, and to pay, discharge and satisfy all other claims, expenses, charges, Liabilities, and obligations existing with respect to the Trust Assets, the Trust or the Trustees.

               (d) To elect, appoint, engage, retain or employ any Persons as agents, representatives, employees, or independent contractors (including without limitation, investment advisors, accountants, transfer agents, attorneys-at-law, managers, appraisers, brokers, or otherwise) in one or more capacities, and to pay compensation from the Trust Assets for services in as many capacities as such Person may be so elected, appointed, engaged, retained or employed, to prescribe the titles, powers and duties, terms of service and other terms and conditions of the election, appointment, engagement, retention or employment of such Persons and, except as prohibited by law, to delegate any of the powers and duties of the Trustees to any one or more Trustees, agents, representatives, employers, independent contractors or other Persons.

               (e) To retain and set aside such funds out of the Trust Assets as the Trustees shall deem necessary or expedient to pay, or provide for the payment of (i) unpaid claims, expenses, charges, Liabilities, and obligations of the Trust or CREN, (ii) contingencies, and (iii) the expenses of administering the Trust Assets.

               (f) To do and perform any and all acts necessary or appropriate for the conservation and protection of the Trust Assets, including acts or things necessary or appropriate to maintain assets held by the Trustees pending sale or other disposition thereof or distribution thereof to the Beneficiaries.

               (g) To hold legal title to property of the Trust in the name of the Trust, or in the name of one or more of the Trustees, or of any other Person, without disclosure of the interest of the Trust therein.

               (h) To cause any investments of any part of the Trust Assets to be registered and held in the name of any one or more of their names or in the names of a nominee or nominees without increase or decrease of liability with respect thereto.

               (i) To institute or defend actions or declaratory judgments or other actions, arbitrations or mediations and to take such other action, in the name of the Trust or CREN or as otherwise required, as the Trustees may deem necessary or desirable to enforce any instruments, contracts, agreements, causes of action or rights relating to or forming a part of the Trust Assets.

               (j) To determine conclusively from time to time the value of and to revalue the securities and other property of the Trust, in accordance with independent appraisals or other information as they deem satisfactory.

               (k) To cancel, terminate, or amend any instruments, contracts, agreements, obligations or causes of action relating to or forming a part of the Trust Assets, except as to any instruments, contracts, agreements, obligations with the Investment Advisor and to execute new instruments, contracts, agreements, obligations or causes of action notwithstanding that the terms of any such instruments, contracts, agreements, obligations or causes of action may extend beyond the terms of this Trust, provided that no such new instrument, contract, agreement, obligation or cause of action shall permit the Trustees to engage in any activity prohibited by Section 6.1.

               (l) To vote by proxy or otherwise on behalf of the Beneficiaries and with full power of substitution all shares of stock and all securities held by the Trustees hereunder and to exercise every power, election, discretion, option and subscription right and give every notice, make every demand, and to do every act or thing in respect to any shares of stock or any securities held by the Trustees which the Trustees might or could do if they were the absolute owners thereof.

               (m) To undertake or join in any merger, plan of reorganization, consolidation, liquidation, dissolution, readjustment or other transaction of any corporation, any of whose shares of stock or other securities, obligations, or properties may at any time constitute a part of the Trust Assets, and to accept the substituted shares of stock, bonds, securities, obligations and properties and to hold the same in trust in accordance with the provisions hereof.

               (n) In connection with the sale or other disposition or distribution of any securities held by the Trustees, to comply with the applicable Federal and state securities laws, and to enter into agreements relating to sale or other disposition or distribution thereof.

               (o) To authorize transactions between corporations or other entities whose securities, or other interests therein (either in the nature of debt or equity) are held by the Trustees as part of the Trust Assets.

               (p) To perform any act authorized, permitted, or required under any instrument, contract, agreement, right, obligation or cause of action relating to or forming a part of the Trust Assets whether in the nature of an approval, consent, demand or notice thereunder or otherwise, unless such act would require the consent of the Beneficiaries in accordance with the express provisions of this Agreement.


                                  ARTICLE VII

                            CONCERNING THE TRUSTEES,
                       BENEFICIARIES, EMPLOYEES AND AGENTS

         7.1 Generally. The Trustees accept and undertake to discharge the trust created by this Agreement, upon the terms and conditions thereof on behalf of the Beneficiaries. The Trustees shall exercise such of the rights and powers vested in them by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. No provision of this Agreement shall be construed to relieve the Trustees from liability for their own negligent action, their own negligent failure to act, or their own willful misconduct, except that:

               (a) No Trustee shall be responsible for the acts or omissions of any other Trustee if done or omitted without his knowledge or consent unless it shall be proved that such Trustee was negligent in ascertaining the pertinent facts, and no successor Trustee shall be in any way responsible for the acts or omissions of any Trustees in office prior to the date on which he becomes a Trustee.

               (b) No Trustee shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustees.

               (c) In the absence of bad faith on the part of the Trustees, the Trustees may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustees and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which are specifically required to be furnished to the Trustees by any provision hereof, the Trustees shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

               (d) No Trustee shall be liable for any error of judgment made in good faith.

               (e) No Trustee shall be liable with respect to any action taken or omitted to be taken by him in good faith in accordance with the direction of Beneficiaries having an aggregate Beneficial Interest of more than 50% relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustees, or exercising any trust or power conferred upon the Trustees under this Agreement.

         7.2 Reliance by Trustees. Except as otherwise provided in Section 7.1:

               (a) The Trustees may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by them to be genuine and to have been signed or presented by the proper party or parties.

               (b) The Trustees may consult with legal counsel, auditors or other experts to be selected by them, including firms of which a Trustee may be a member, and the advice or opinion of such counsel, auditors or other experts shall be full and complete personal protection to all Trustees, employees and agents of the Trust in respect of any action taken or suffered by them in good faith and in reliance on, or in accordance with, such advice or opinion.

               (c) Persons dealing with Trustees shall look only to the Trust Assets to satisfy any liability incurred by the Trustees to such Person in carrying out the terms of this Trust, and the Trustees shall have no personal or individual obligation to satisfy any such liability.

               (d) As far as practicable, the Trustees shall cause any written instrument creating an obligation of the Trust to include a reference to this Agreement and to provide that neither the Beneficiaries, the Trustees nor their agents shall be liable thereunder and that the other parties to such instrument shall look solely to the Trust Assets for the payment of any claim thereunder or the performance thereof; provided, however, that the omission of such provision from any such instrument shall not render the Beneficiaries, Trustees, or their agents liable nor shall the Trustees be liable to anyone for such omission.

         7.3 Liability to Third Persons. No Beneficiary shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Trust Assets or the affairs of this Trust; and no Trustee, employee or agent of this Trust shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Trust Assets or the affairs of this Trust, except for his own willful misconduct, knowingly and intentionally committed in bad faith; and all such other Persons shall look solely to the Trust Assets for satisfaction of claims of any nature arising in connection with the affairs of this Trust. The Trustees shall, at all times, maintain insurance for the protection of the Trust Assets, its Beneficiaries, Trustees, employees and agents in such amount as the Trustees shall deem adequate to cover all foreseeable liability to the extent available at reasonable rates.

         7.4 Recitals. Any written instrument creating an obligation of this Trust shall be conclusively taken to have been executed or done by a Trustee, employee or agent of this Trust only in his capacity as Trustee under this Agreement or in his capacity as employee or agent of the Trust.

         7.5 Indemnification. Each Trustee and employee of the Trust and each agent of the Trust and the directors, officers, partners, employees, equity owners and agents of such agent (each an "Indemnified Person" and collectively, the "Indemnified Persons") shall be indemnified out of the Trust Assets against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by the Indemnified Persons in connection with the defense or disposition of any action, suit or other proceeding by the Trust or any other Person, whether civil or criminal, in which the Indemnified Person may be involved or with which the Indemnified Person may be threatened (i) in the case of any Trustee or any employee or agent of the Trust, while in office or thereafter, by reason of his being or having been such a Trustee, employee or agent, and (ii) in the case of any director, officer, partner, employee, equity owner or agent of any agent of the Trust by reason of any such Person exercising or failing to exercise any right hereunder; provided, however, that the Indemnified Person shall not be entitled to such indemnification in respect of any matter as to which the Indemnified Person shall have been adjudicated to have acted in bad faith or with willful misfeasance, negligence, or in reckless disregard of the Indemnified Person's duties; and provided, further, however, that, as to any matter disposed of by a compromise payment by such Indemnified Person pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trustees shall have received a written opinion from independent counsel approved by the Trustees to the effect that if the foregoing matters had been adjudicated, such Indemnified Person would not have been found to have acted in bad faith or with willful misfeasance, negligence, or in reckless disregard of the Indemnified Person's duties. The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which the Indemnified Person may be lawfully entitled; provided, however, that no Indemnified Person may satisfy any right of indemnity or reimbursement granted herein or to which the Indemnified Person may be otherwise entitled except out of the Trust Assets, and no Beneficiary shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section, provided that the Indemnified Person shall have given a written undertaking to repay any amount advanced to the Indemnified Person and to reimburse the Trust in the event it is subsequently determined that the Indemnified Person is not entitled to such indemnification. The Trustees may purchase such insurance as they feel, in the exercise of their discretion, adequately insures that each Indemnified Person shall be indemnified against any such loss, liability or damage pursuant to this Section. The rights accruing to any Indemnified Person by reason of the foregoing shall not be deemed to exclude any other right to which he may legally be entitled nor shall anything else contained herein restrict the right of the Trustees to indemnify or reimburse such Indemnified Person in any proper case even though not specifically provided for herein, nor shall anything contained herein restrict the right of any such Indemnified Person to contribution under applicable law. Notwithstanding anything to the contrary in this Paragraph 7.5, no indemnification shall be provided in excess of that permitted by the Investment Company Act of 1940, as amended by the Small Business Incentive Act of 1980 (the "1940 Act") if the provisions of Section 17 thereof apply.

         7.6 Rights of Trustees, Employees, Independent Contractors and Agents To Own Units or Other Property and To Engage in Other Business. Any Trustee, employee, independent contractor or agent may acquire, own, hold and dispose of Units for his individual account, and may exercise all rights thereof and thereunder to the same extent and in the same manner as if he were not a Trustee, employee, independent contractor or agent. Any Trustee, employee, independent contractor or agent may, in his personal capacity or in a capacity of trustee, officer, director, Stockholder, partner, member, advisor, employee of any Person or otherwise, have business interests and holdings similar to or in addition to those relating to the Trust. Subject to the provisions of Article V hereof, any Trustee, employee, independent contractor or agent of the Trust may be a trustee, officer, director, Stockholder, partner, member, advisor, employee or independent contractor of, or otherwise have a direct or indirect interest in, any Person who may be engaged to render advice or services to the Trust, and may receive compensation from such Person. None of these activities shall be deemed to conflict with his duties as Trustee, employee, independent contractor or agent.

                                  ARTICLE VIII

                 PROTECTION OF PERSONS DEALING WITH THE TRUSTEES

         8.1 Action by Trustees. All action required or permitted to be taken by the Trustees, in their capacity as Trustees, shall be taken (i) at a meeting at which a quorum is present, having been duly called by one or more of the Trustees on at least 24 hours prior written or telephonic notice to all of the Trustees then serving, or (ii) without a meeting, by a written vote, resolution, or other writing signed by all the Trustees then serving. Notice of a meeting may be waived in writing by any Trustee either before or after such meeting and the attendance of a Trustee shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened. All or any one or more Trustees may participate in the meeting of the Trustees by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to which such communications are used by a Trustee shall constitute presence in person at such meeting. Except where this Agreement otherwise provides, all action taken at such a meeting shall be by vote or resolution of a majority of such of the Trustees as are present and shall have the same force and effect as if taken by all the Trustees. A majority of the Trustees then serving shall constitute a quorum. Any action taken by the Trustees pursuant to this Section 8.1 may be implemented by any one Trustee unless otherwise specified by the Trustees authorizing or approving such action. Such implementation may include, without limitation, the execution and delivery of documents. Without limiting any of the foregoing of this Article VIII and subject to the approval of the Trustees as herein provided, any one Trustee may hold title to, or an interest in, any and all of the Trust Assets, for and on behalf of the Trust and the Trustees.

         8.2 Delegation. An individual Trustee may, at any time and from time to time, by an instrument in writing delegate any or all of his rights, powers, duties, authority and privileges, whether or not discretionary, to any other Trustee for such period or periods of time as may be specified in such written instrument; provided, however, that any such instrument shall be revocable at any time and that any Trustee who is granted any discretionary power hereunder may not delegate such discretionary power to any Trustee who is not granted such discretionary power.

         8.3 Reliance on Statement by Trustees. Any Person dealing with the Trustees shall be fully protected in relying upon the Trustees' certificate signed by any one or more of the Trustees that they have authority to take any action under this Trust. Any Person dealing with the Trustees shall be fully protected in relying upon the Trustees' certificate setting forth the facts concerning the calling of any meeting of the Trustees or the Beneficiaries, the giving of notice thereof, and the action taken at such meeting, including the aggregate number of Units held by the Beneficiaries taking such action.

                                   ARTICLE IX

                              EXPENSES OF TRUSTEES

         9.1 Expenses. Each Trustee shall be reimbursed from the Trust Assets for all expenses reasonably incurred by him in the performance of his duties in accordance with this Agreement.

                                   ARTICLE X

                         TRUSTEES AND SUCCESSOR TRUSTEES

         10.1 Number and Qualification of Trustees. Subject to the provisions of
Section 10.3 relating to the period pending the appointment of a successor Trustee, there shall be no fewer than one nor more than five Trustees of this Trust, each of whom shall be a citizen and resident of or a corporation which is incorporated under the laws of a state of the United States and, if a corporation, it shall be authorized to act as a corporate fiduciary under the laws of the State of Delaware and each of whom shall not have been at anytime prior to __________, _____ an "interested person" (as such term is used in the 1940 Act) with respect to CREN as if was an investment company registered under the 1940 Act. Within the limits set forth in this Section 10.1, the number of Trustees may be increased or decreased from time to time by the Trustees. If any corporate Trustee shall ever change its name, or shall reorganize or reincorporate, or shall merge with or into or consolidate with any other bank or trust company, such corporate Trustee shall be deemed to be a continuing entity and shall continue to act as a Trustee hereunder with the same liabilities, duties, powers, titles, discretions and privileges as are herein specified for a Trustee.

         10.2 Resignation and Removal. Any Trustee may resign and be discharged from the Trust hereby created by giving written notice thereof to the remaining Trustee or Trustees and by mailing such notice to the Beneficiaries at their respective addresses as they appear in the records of the Trustees. Such resignation shall become effective on the day specified in such notice or upon the appointment of such Trustee's successor and such successor's acceptance of such appointment, whichever is earlier. Any

Trustee may be removed at any time, with or without cause, by Beneficiaries having an aggregate Beneficial Interest of at least 75% of the total Beneficial Interest.


         10.3 Appointment of Successor. Should at any time a Trustee resign or be removed, die, become mentally incompetent or incapable of action (as determined by a majority of the remaining Trustees in their sole discretion), or be adjudged a bankrupt or insolvent, a vacancy shall be deemed to exist and a successor shall be appointed by the remaining Trustees. If and only if such a vacancy is not filled by the remaining Trustees within 60 days, the Beneficiaries may, pursuant to Article XII hereof, call a meeting to appoint a successor Trustee by Beneficiaries holding a majority of the Beneficial Interest represented at the meeting. Pending the appointment of a successor Trustee, the remaining Trustees then serving may take any action in the manner set forth in
Section 8.1.

         10.4 Acceptance of Appointment by Successor Trustee. Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall deliver one counterpart thereof to each of the other Trustees and, in case of a resignation, to the retiring Trustee. Thereupon such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of his or its predecessor in the Trust hereunder with like effect as if originally named therein; but the retiring Trustee shall nevertheless, when requested in writing by the successor Trustee or by the remaining Trustees, execute and deliver an instrument or instruments conveying and transferring to such successor Trustee upon the trust herein expressed, all the estates, properties, rights, powers and trusts of such retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by him hereunder.

         10.5 Bonds. Unless required by the Board of Directors of CREN prior to the Record Date, or unless a bond is required by law, no bond shall be required of any original Trustee hereunder. Unless required by a majority vote of the Trustees prior to a successor Trustee's acceptance of an appointment as such pursuant to Section 10.4, or unless a bond is required by law and such requirement cannot be waived by or with approval of the Beneficiaries, no bond shall be required of any successor Trustee hereunder. If a bond is required by law, no surety or security with respect to such bond shall be required unless required by law and such requirement cannot be waived by or with approval of the Beneficiaries or unless required by the Board of Directors of CREN. If a bond is required by the Board of Directors of CREN or by a majority vote of the Trustees, the Board of Directors of CREN or the Trustees, as the case may be, shall determine whether, and to what extent, a surety or security with respect to such bond shall be required.

                                   ARTICLE XI

                          CONCERNING THE BENEFICIARIES

         11.1 Evidence of Action by Beneficiaries. Whenever in this Agreement it is provided that the Beneficiaries may take any action (including the making of any demand or request, the giving of any notice, consent, or waiver, the removal of a Trustee, the appointment of a successor Trustee, or the taking of any other action), the fact that at the time of taking any such action such Beneficiaries have joined therein may be evidenced (i) by any instrument or any number of instruments of similar tenor executed by Beneficiaries in person or by agent or attorney appointed in writing, or (ii) by the record of the Beneficiaries voting in favor thereof at any meeting of Beneficiaries duly called and held in accordance with the provisions of Article XII.

         11.2 Limitation on Suits by Beneficiaries. No Beneficiary shall have any right by virtue of any provision of this Agreement to institute any action or proceeding at law or in equity against any party other than the Trustees upon or under or with respect to the Trust Assets or the agreements relating to or forming part of the Trust Assets, and the Beneficiaries do hereby waive any such right, unless Beneficiaries having an aggregate Beneficial Interest of at least 25% shall have made written request upon the Trustees to institute such action or proceeding in their own names as Trustees hereunder and shall have offered to the Trustees reasonable indemnity against the costs and expenses to be incurred therein or thereby, and the Trustees for 30 days after their receipt of such notice, request, and offer of indemnity shall have failed to institute any such action or proceeding.

         11.3 Requirement of Undertaking. The Trustees may request any court to require, and any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustees for any action taken or omitted by them as Trustees, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section shall not apply to any suit or other proceeding by the Trustees.

                                  ARTICLE XII

                            MEETING OF BENEFICIARIES

         12.1 Purpose of Meetings. A meeting of the Beneficiaries may be called at any time and from time to time pursuant to the provisions of this Article for the purposes of taking any action which the terms of this Agreement permit a Beneficiary having a specified aggregate Beneficial Interest to take either acting alone or with the Trustees.

         12.2 Meeting Called by Trustees. The Trustees may at any time call a meeting of the Beneficiaries to be held at such time and at such place within the State of New York (or elsewhere if so determined by a majority of the Trustees) as the Trustees shall determine. Written notice of every meeting of the Beneficiaries shall be given by the Trustees (except as provided in Section 12.3), which written notice will set forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, and shall be mailed not more than 90 nor less than 10 days before such meeting is to be held to all of the Beneficiaries of record not more than 90 days before the date of such meeting. The notice shall be directed to the Beneficiaries at their respective addresses as they appear in the records of the Trust.

         12.3 Meeting Called on Request of Beneficiaries. Within 30 days after written request to the Trustees by Beneficiaries having an aggregate Beneficial Interest of at least 50% to call a meeting of all the Beneficiaries, which written request shall specify in reasonable detail the action proposed to be taken, the Trustees shall proceed under the provisions of Section 12.2 to call a meeting of the Beneficiaries, and if the Trustees fail to call such meeting within such 30- day period then such meeting may be called by beneficiaries having an aggregate Beneficial Interest of at least one-third or their designated representative.

         12.4 Persons Entitled to Vote at Meeting of Beneficiaries. Each Beneficiary shall be entitled to vote at a meeting of the Beneficiaries either in person or by his proxy duly authorized in writing. The vote of each Beneficiary shall be weighted based on the number of Units held by each Beneficiary in the Trust Assets. The signature of the Beneficiary on such written authorization need not be witnessed or notarized.

         12.5 Quorum and Vote Required. At any meeting of Beneficiaries, the presence of Beneficiaries having an aggregate Beneficial Interest sufficient to take action on any matter for the transaction of which such meeting was called shall be necessary to constitute a quorum; but if less than a quorum be present, Beneficiaries having an aggregate Beneficial Interest of more than 50% of the aggregate Beneficial Interest of all Beneficiaries represented at the meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum had been present. Except to the extent a higher percentage is specified for a particular matter or is required by law, the approval of Beneficiaries having an aggregate Beneficial Interest of more than 50% of the aggregate Beneficial Interest of all Beneficiaries shall be required for taking action on any matter voted on by the Beneficiaries.

         12.6 Adjournment of Meeting. Any meeting of Beneficiaries may be adjourned from time to time and a meeting may be held at such adjourned time and place without further notice.

         12.7 Conduct of Meetings. The Trustees shall appoint the Chairman and the Secretary of the meeting. The vote upon any resolution submitted to any meeting of Beneficiaries shall be by written ballot. An Inspector of Votes, appointed by the Chairman of the meeting, shall count all votes cast at the meeting for or against any resolution and shall make and file with the Secretary of the meeting their verified written report.

         12.8 Record of Meeting. A record of the proceedings of each meeting of Beneficiaries shall be prepared by the Secretary of the meeting. The record shall be signed and verified by the Secretary of the meeting and shall be delivered to the Trustees to be preserved by them. Any record so signed and verified shall be conclusive evidence of all the matters therein stated.

                                  ARTICLE XIII

                                   AMENDMENTS

         13.1 Consent of Trustees and Beneficiaries. At the direction or with the consent of both the Trustees and Beneficiaries having an aggregate Beneficial Interest of at least a majority, or such greater percentage as shall be specified in this Agreement for the taking of an action by the Beneficiaries under the affected provision of this Agreement, of the total Beneficial Interest, the Trustees shall promptly make and execute a declaration amending this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or amendments thereto; provided, however, that no such amendment shall permit the Trustees to engage in any activity prohibited by Section 6.1 hereof or affect the Beneficiaries' rights to receive their pro rata shares of the Trust Assets at the time of distribution; and provided further, however, that no consent of the Beneficiaries shall be required with respect to any amendment made solely for the purpose of facilitating the transferability by Beneficiaries of Units so long as such amendment has been approved by all the Trustees or making any other addition, change or deletion to resolve any ambiguity or inconsistency herein or that does not materially and adversely affect any Beneficiary's Beneficial Interest.

         13.2 Notice and Effect of Amendment. Promptly after the execution by the Trustees of any such declaration of amendment, the Trustees shall give notice of the substance of such amendment to the Beneficiaries or, in lieu thereof, the Trustees may send a copy of the amendment to each Beneficiary. Upon the execution of any such declaration of amendment by the Trustees, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties, and immunities of the Trustees and the Beneficiaries under this Agreement shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendments, and all the terms and conditions of any such amendment shall be thereby deemed to be part of the terms and conditions of this Agreement for any and all purposes.

                                  ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

         14.1 Filing Documents. This Agreement shall be filed or recorded in such office or offices as the Trustees may determine to be necessary or desirable. A copy of this Agreement and all amendments thereof shall be maintained in the office of each Trustee and shall be available at all times during regular business hours for inspection by any Beneficiary or his duly authorized representative. The Trustees shall file or record any amendment of this Agreement in the same places where the original Agreement is filed or recorded. The Trustees shall file or record any instrument which relates to any change in the office of Trustee in the same places where the original Agreement is filed or recorded.

         14.2 Intention of Parties to Establish Trust. This Agreement is not intended to create and shall not be interpreted as creating a corporation, association, partnership, or joint venture of any kind for purposes of Federal income taxation or for any other purpose.

         14.3 Beneficiaries Have No Rights or Privileges as Stockholders of CREN. Except as expressly provided in this Agreement or under applicable law, the Beneficiaries shall have no rights or privileges attributable to their former status as Stockholders of CREN.

         14.4 Laws as to Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The Trustees, and the Beneficiaries (by their vote with respect to the Liquidation Plan and/or their acceptance of any distributions made to them pursuant to this Agreement), consent and agree that this Agreement shall be governed by and construed in accordance with such laws.

         14.5 Severability. In the event any provision of this Agreement or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

         14.6 Notices. Any notice or other communication by the Trustees to any Beneficiary shall be deemed to have been sufficiently given, for all purposes, if deposited, postage prepaid, in a post office or letter box addressed to such Person at his address as shown in the records of the Trust.

         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by cable, telegram, telecopier or telex to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

           (a)      If to the Trustees:

                        -----------------------------------------

                        -----------------------------------------

                        -----------------------------------------

                        -----------------------------------------

                           Facsimile:

                           with a copy to:

                           --------------------------------------

                           --------------------------------------

                           --------------------------------------

                           --------------------------------------
                           Attention:
                                      ---------------------------
                           Facsimile:
                                      ---------------------------

           (b)      if to CREN:

                           Corporate Renaissance Group, Inc.
                           1185 Avenue of the Americas, 18th Floor
                           New York, New York 10036
                           Attention:  Chairman of the Board
                           Facsimile: (212) 843-5949

                           with a copy to:

                           Broad and Cassel
                           201 South Biscayne Boulevard
                           Miami, Florida  33131
                           Attention:  Dale S. Bergman, Esq.
                           Facsimile: (305) 373-9443

         14.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         14.8 Binding. (a) The obligations of CREN are not personally binding upon, nor shall resort be had to the private property of, any of the directors, Stockholders, officers, employees or agents of CREN, but only the property of CREN shall be bound.

              (b) The obligations of the Trust are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, Beneficiaries, employees or agents of the Trust, but only the Trust Assets shall be bound.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, CREN has caused this Agreement to be executed by its President and Chief Executive Officer, and the initial Trustee herein has executed this Agreement, as trustee and not as an individual, this ___ day of _______, 1999.

                                     CORPORATE RENAISSANCE GROUP, INC.

                                     /s/ Martin D. Sass
                                     ---------------------------
                                     By:  Martin D. Sass
                                          Chairman of the Board
                                          and Chief Executive Officer

                                     /s/
                                     ---------------------------
                                     Trustee

                                    EXHIBIT C

                          FINANCIAL ADVISORY AGREEMENT

         THIS FINANCIAL ADVISORY AGREEMENT ("Agreement"), made as of the 24th day of October, 1994, by and between CORPORATE RENAISSANCE GROUP, INC., a corporation organized under the laws of Delaware, (the "Company"), and M.D. SASS INVESTORS SERVICES, INC., a Delaware corporation (the "Investment Adviser");

                              W I T N E S S E T H :

         WHEREAS, the investment objective of the Company is to achieve superior long-term capital appreciation of its assets by investing in Securities primarily of Reorganized Companies, all as is more fully described in the Company's Prospectus dated October 24, 1994 (the "Prospectus"). Terms used herein and not otherwise defined shall have the meanings as set forth in the Prospectus.

         WHEREAS, the Company will sell shares of Common Stock of the Company (the "Shares") in an offering as described in the Prospectus;

         WHEREAS, the Company desires the Investment Adviser, upon the terms and conditions set forth herein, to act as Investment Adviser for the Company and to make investment and trading decisions for the Company with respect to the Company's assets allocated to the Investment Adviser for management, and the Investment Adviser desires so to act;

         WHEREAS, the Investment Adviser is engaged in the business of making investment and trading decisions on behalf of investors.

         1.       Undertakings of the Investment Adviser

                  (a) The Investment Adviser agrees to make to the Company all disclosures necessary regarding the Investment Adviser and its affiliates and to otherwise cooperate with the Company in preparing the Prospectus. In that regard, the Investment Adviser has delivered to the Company its most recent Form ADV Part II, filed with the Securities and Exchange Commission.

                  (b) If, after the Prospectus shall have been first used for solicitation purposes, the Investment Adviser shall become aware of any materially untrue or misleading statement of a fact or any omission of a material fact contained in the Prospectus regarding the Investment Adviser or its affiliates of the occurrence of any event or change in circumstances which shall have resulted in there being any such materially untrue or misleading statement of a material fact or any such omission of a material fact, the Investment Adviser promptly shall inform the Company and cooperate with the Company in the preparation of any necessary amendments or supplements to the Prospectus.

                  (c) During the term of this Agreement, the Investment Adviser and its affiliates shall be free to advise other investors as to the purchase and sale of Securities, to manage and trade other investors' accounts, and to trade for and on behalf of their own proprietary accounts.

         2.       Duties of the Investment Adviser.

                  (a) Upon the funding of an account by the Company for the Investment Adviser, the Investment Adviser shall act as Investment Adviser for the Company. The Investment Adviser shall have sole and exclusive authority and responsibility for directing the investment and reinvestment of the Company's Net Assets pursuant to and in accordance with the Investment Adviser's best judgment and methodologies, and as refined and modified from time to time in the future by the Investment Adviser, for the period and on the terms and conditions set forth herein.

                  (b) The Investment Adviser shall provide to the Company such administrative services with respect to the Company's business and with respect to such other matters as the Company may reasonably request from time to time. Actual services to be rendered during the Term shall be determined by reference to the policies and programs adopted by the independent members of the Board of Directors of the company and shall be subject to the ongoing direction of the Board. In particular, but without limiting the foregoing, the Investment Adviser shall provide the following services to the Company, subject to the direction and control of the independent members of the Company's Board of Directors and to matters specifically reserved by the Company's Board of Directors pursuant to
Section 2(c) below:

                      (i) Personnel. The Investment Adviser shall provide to the Company such support and other staff as the Investment Adviser deems reasonably necessary to manage the Company's day-to-day activities. The staff assigned by the Investment Adviser to serve hereunder shall be responsible for implementing the policies of the Company, as adopted by its Board of Directors. All personnel assigned by the Investment Adviser to provide services to the Company shall be employed by or be consultants of the Investment Adviser, which assumes responsibility for their acts and omissions and for their compensation and terms of engagement. Subject to the terms of this Agreement and the Investment Adviser's obligations hereunder, the Investment Adviser expressly reserves the right to control and direct its employees and consultants and to allocate the number of employees and hours of their time to be devoted to the affairs of the Company.

                      (ii) General Administration. The Investment Adviser shall provide for the day-to-day operation, management, and administration of the Company, subject to the oversight of the independent members of the Company's Board of Directors. In connection therewith, the Investment Adviser shall have the power to receive, receipt for, and otherwise dispose of and deal in all securities, checks, money, and other personal, real, and intangible property of the Company, and to enter into, execute, acknowledge, and deliver any and all contracts, agreements, and other instruments necessary or appropriate to carry on the ordinary and usual business affairs of the Company in accordance with the general policies established by the Company's Board of Directors, all subject to the requirements of Section (c) below.

                      (iii) Meeting Planning. The Investment Adviser shall make arrangements for all Board of Directors meetings and stockholder meetings, including, without limitation, meeting room arrangements, food functions, social functions, registration, program format and preparation, attendance promotion, on-site coordination, program and materials printing, assistance with obtaining speakers and entertainment, and preparation of minutes.

                      (iv) Financial Services. The Investment Adviser shall manage the Company's financial affairs, including without limitation the following: (i) development of the Company's budgets (subject to the requirements of Section (c) below), and oversight of its expenditures in accordance therewith; (ii) opening and maintenance of appropriate bank and investment accounts in the name of the Company into which all the Company's cash (and no others') shall be deposited; (iii) establishment and maintenance of income and expenditure control, bookkeeping, and records systems, including preparation of unaudited financial statements on at least a quarterly and annual basis, and collection of accounts receivable and disbursement of accounts payable, all under the supervision of one or more bookkeepers or certified public accountants retained by the Investment Adviser; (iv) coordination with and assistance to the Company's independent public accountants in connection with audits and the preparation and filing of tax returns; (v) day-to-day bookkeeping services, with the assistance of the Company's independent public accountants; (vi) payment of any and all taxes, charges, and assessments that may be levied, assessed or imposed upon the Company or any of its assets, unless contested on behalf of the Company; and (vii) payment of any and all other fees and expenditures that are necessary or appropriate in connection with the management of the daily operational affairs of the Company.

                      (v) Legal Matters. The Investment Adviser shall coordinate with and assist the Company's attorneys in connection with all legal matters affecting the Company, including without limitation: (i) all litigation, arbitration, administrative and other proceedings, (ii) the negotiation of contracts and agreements, and (iii) the preparation and filing of all reports, forms, and other documents required under federal securities laws, state "blue sky" laws, and any other applicable laws of any jurisdiction.

                      (vi) Office Space and Operation. The Investment Adviser shall provide sufficient office space to the Company for use as its executive offices in the Investment Adviser's main offices at 1185 Avenue of the Americas, New York, New York, or such other location in New York, New York as the Investment Adviser may choose to relocate its main office. The Investment Adviser shall provide to the Company for its use sufficient files, furniture, fixtures, archival storage space, and office supplies and equipment for the efficient and proper operation of its business. The Investment Adviser shall be responsible for the Company's general correspondence, telephone answering, and responses to inquiries of all types, and all required office services, including, without limitation, the preparation of presentation reports, analysis reports, and due diligence reports.

                  (c) Matters Reserved to Board. In particular, but without limitation, the following matters shall be reserved to and shall require the prior approval of the Company's Board of Directors:

                      (i) all general policies of the Company;

                      (ii) all material contracts, agreements, and commitments (other than investments), including, without limitation, those involving more than $100,000 (or such greater amount as may be approved from time to time by the Company's Board of Directors) or a term in excess of three months;

                      (iii) the conduct of all material litigation, arbitration, administrative, and other proceedings, including, without limitation, those involving a monetary claim or more than $100,000 or a prayer for injunctive or other equitable relief;

                      (iv) any borrowing or lending of funds, or other credit or financing arrangements in excess of 25% of the Company's Net Asset Value;

                      (v) the appointment of any officer, director or agent of any portfolio company;

                      (vi) the selection of the Company's legal counsel and independent public accountants; and

                      (vii) the selection of the Company's investment adviser.

Notwithstanding anything else herein contained, the activities of the Investment Adviser on behalf of the Company, whether pursuant to this Agreement or otherwise, shall be subject to the supervision of the independent directors of the Company.

                  (d) Company Expenses. Other than fees payable under this Agreement, the Company will bear no operating expenses other than normal operating expenses, such as legal and ordinary fees, taxes and all direct expenses related to an investment, including all investment, legal and accounting expenses.

         3. Investment Adviser Independent. For all purposes of this Agreement, the Investment Adviser shall be deemed to be an independent contractor and, unless otherwise expressly provided herein or with the prior written authorization of the Company, the Investment Adviser shall have no authority to act for or represent the Company, its affiliates, officers, directors or employees in any way and shall not otherwise be deemed to be an agent of the Company. Except as shall be specifically provided otherwise in this Agreement, nothing contained herein shall create or constitute the Investment Adviser or the Company as members of any partnership, joint venture, association, syndicate, unincorporated business, or other separate entity, nor shall be deemed to confer on either of them any express, implied, or apparent authority to incur any obligation or liability on behalf of any other.

         4.       Fees.

                  (a) Base Fee. The Investment Adviser will receive an annual fee of $170,0001, payable monthly, for providing administrative services pursuant to Section 2(c) of this Agreement.

--------
1 This fee was adjusted subsequent to the execution of this Agreement from $200,000 to $170,000.

                  (b) Incentive Fee. The Investment Adviser will receive an incentive fee equal to 20% of Net New Appreciation, if any, with respect to the Net Asset Value of the Shares determined over a rolling twelve-month period. No incentive fee will be paid until the Company's Shares have been outstanding for at least one year, and then only if there is Net New Appreciation in the value of the Shares, adjusted for all operating expenses, including accruals for any tax liabilities on income or realized gains from portfolio transactions. The first calculation is made when the Shares have been outstanding for one full year. If the Net Asset Value of the Shares has increased beyond the "initial Net Asset Value per Share", thus reflecting Net New Appreciation of the Shares, the Investment Adviser will receive 20% of such Net New Appreciation during the one-year period. A new calculation is made at the end of each calendar quarter thereafter, with the Investment Adviser receiving 20% of any Net New Appreciation occurring during the preceding four calendar quarters. Thus, the fee is computed and paid on a "rolling quarter" basis.

         If the Net Asset Value per Share has previously reached a level at which an incentive fee was paid (a "previous high peak"), an incentive fee will be paid only on the incremental appreciation of the Shares over the Shares' Net Asset Value after payment of the previous incentive fee at such peak. If no incentive fee previously was paid, an incentive fee will be due with respect only after the Shares' Net Asset Value appreciates beyond the initial Net Asset Value at which the Shares were issued.

         In no event will an incentive fee be paid for recoupment of losses. Thus, if the Net Asset Value balance of the Shares falls below the initial Net Asset Value, or the previous high peak at which the incentive fee was paid (less the incentive fee paid at such level), no incentive fee will be due the Investment Adviser. The Investment Adviser will only be entitled to a further incentive fee if the Net Asset Value of the Shares increases beyond the initial Net Asset Value, or its Net Asset Value following payment of the incentive fee at the previous high peak, as appropriate.

         The initial Net Asset Value of the Shares shall equal gross proceeds from the sale of the Shares, less all underwriting discounts, commissions, fees and expenses related to the sale of the Shares and the amounts from such gross proceeds allocated for payment of the Company's operating expenses as set forth in the Prospectus.

         The Net Assets of the Company are defined as the total assets of the Company, including all cash and cash equivalents (valued at cost), accrued interest, and the market value of all securities, and all other assets of the Company, less the fees and other transaction costs, if any, that would be payable with respect to selling, buying or closing each securities position, and all other liabilities of the Company, including, but not limited to, accrued legal, accounting, and auditing fees, accrued management and incentive fees, and any extraordinary expenses, determined in accordance with generally accepted accounting principles applied under the accrual basis of accounting by the Directors of the Company in their sole discretion.

         The Company's Securities which are widely traded generally will be valued by reference to the market price thereof on a national securities exchange or as reported on the National

Association of Securities Dealers Automated Quotation ("NASDAQ") System. Other unlisted Securities will be valued at representative "bid" quotations if held long by the Company and representative "asked" quotations if held short by the Company. The value of Securities for which market quotations are not readily available and Securities as to which the Investment Adviser believes the method of valuation set forth above does not fairly reflect market value will be determined by the Directors after consultation with the Investment Adviser.

         The Company will retain M.J. Whitman, Inc. ("Whitman") as the primary evaluator of securities under the circumstances described above. Prior to any valuation date, the Investment Adviser and the Directors will review the Company's portfolio and identify those securities which, in their view, require outside valuation under the terms of this Agreement. Whitman will value all such positions except where it lacks information sufficient to determine a value or is itself associated with the issuer. To provide for third-party valuations in cases where the Company cannot serve as evaluator, the Company and the Investment Adviser will agree on other securities firms as back-up evaluators.

         Any incentive fees payable to the Investment Adviser in accordance with this Agreement shall be paid by the Company to the Investment Adviser within 20 days after the end of each calendar quarter. Any management fee payable to the Investment Adviser in accordance with this Agreement shall be paid by the Company to the Investment Adviser within 10 days after the end of each calendar quarter. In the case of termination of the Investment Adviser under this Agreement, the incentive and management fees shall be computed as if the effective date of termination were the last day of the then current quarter and month, respectively.

         Promptly after receipt by the Company of quarterly and monthly statements from the Company's broker(s), the Company shall forward to the Investment Adviser a reasonable itemized statement setting forth the calculation of the amount due to the Investment Adviser in respect of such quarter.

         Notwithstanding the foregoing, incentive fees payable to the Investment Adviser will at all times comply with Section 205(b)(3) of the Investment Advisers Act of 1940, as amended, as in effect from time to time.

         5.       Term and Termination

                  (a) Term and Renewal. This Agreement shall continue in effect until October 24, 1996. Thereafter, this Agreement shall be renewed automatically for additional one-year terms, provided such renewal is approved by a majority of the Company's independent directors, unless either the Company or the Investment Adviser, upon written notice given not less than 30 days prior to the original termination date or any extended termination date, shall notify the other party of its intention not to renew.

                  (b) Termination. Notwithstanding Section 5(a) hereof, this Agreement shall terminate:

                      (i) immediately if the Company shall terminate and be dissolved in accordance with its Certificate of Incorporation or otherwise; or

                      (ii) 60 days after receipt by the Company from the Investment Adviser of written notice of termination; or

                      (iii) immediately if the Investment Adviser can no longer effectively implement its investment strategy on behalf of the Company; or

                      (iv) immediately, at the discretion of the Company, if either of the following events shall occur: (1) the Investment Adviser shall become bankrupt or insolvent; or (2) the Investment Adviser shall fail to perform any of its obligations under this Agreement; or

                      (v) immediately, at the discretion of the Investment Adviser, if the Company shall fail to perform any of its obligations under this Agreement.

                  (c) Indemnities Survive Termination. The indemnities set forth in Section 6 of this Agreement shall survive any termination hereof.

         6.       Standard of Liability and Indemnity

                  (a) Standard of Liability. The Investment Adviser and its employees, affiliates, agents, and their respective successors and assigns shall not be liable to the Company, the Company's stockholders, directors, officers, employees, principals, affiliates, and agents, and their respective successors and assigns except for an act, omission, conduct, or activity in respect of the Company which shall be found by a court of competent jurisdiction upon entry of final judgment (or, if no final judgment shall be entered, by an opinion rendered to the Company by independent legal counsel retained by the Company and acceptable to the Investment Adviser for such purpose) to have constituted fraud, willful misconduct or gross negligence and to have not been done by any such person in good faith and in the reasonable belief that such act, omission, conduct, or activity was in or not opposed to the best interests of the Company.

                  (b) Company's Agreement to Indemnify. The Company shall indemnify, hold harmless, and defend the Investment Adviser and its employees, affiliates and agents, and their respective successors and assigns from and against any loss, liability, claim, demand, damage, cost, and expense (including reasonable attorneys' and accountants' fees and expenses), to which an indemnified party may become subject in respect of the Company (including in correction with the defense or settlement of claims an in connection with any administrative proceedings), arising out of or based upon this Agreement or the Investment Adviser's activities on behalf of the Company, provided that such loss, liability, claim, demand, damage, cost, and expense did not constitute fraud, willful misconduct, or gross negligence by the Investment Adviser and was done by the Investment Adviser and its employees, affiliates and agents in good faith and in the reasonable belief that it was in or not opposed to the best interests of the Company.

                  (c) Investment Adviser's Agreement to Indemnify. The Investment Adviser and its successors and assigns shall indemnify, hold harmless, and defend the Company and its respective successors and assigns from and against any loss, liability, claim, demand, damage, cost, and expense, joint and several (including reasonable attorneys' and accountants' fees and expenses), to which the Company may become subject in respect of this Agreement or the Investment Adviser's activities on behalf of the Company (including in connection with the defense or settlement of claims and in connection with any administrative proceedings), arising out of or based upon an act, omission, conduct, or activity by the Investment Adviser or any of its employees, affiliates, agents, or their respective successors or assigns which constituted fraud, willful misconduct, or gross negligence or was not done in good faith and in the reasonable belief that such act, omission, conduct, or activity was in or not opposed to the best interests of the Company.

                  (d) Indemnity Procedure. Promptly after receipt by an indemnified party under Sections 6(b) or (c) of notice of the commencement of an action or claim to which either such Section may apply, the indemnified party shall notify the indemnifying party in writing of the commencement of such action or claim if a claim for indemnification in respect of such action or claim may be made against the indemnifying party under either such Section; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to the indemnified party under either such Section (except where such omission shall have materially prejudiced the indemnifying party) or otherwise. In case any such action or claim shall be brought against an indemnified party and the indemnified party shall notify the Indemnifying Party of the commencement of such action or claim, the indemnifying party shall be entitled to participate in such action or claim and, to the extent that the indemnifying party may desire, to assume the defense of such action or claim with counsel selected by the indemnifying party and approved by the indemnified party. After notice from the indemnifying party to the indemnified party of the indemnifying party's election so to assume the defense of such action or claim, the indemnifying party shall not be liable to the indemnified party for any legal, accounting, and other fees and expenses subsequently incurred by the indemnified party in connection with the defense of such action or claim other than reasonable cost of investigation.

         Notwithstanding any provision of this Section 6(d) to the contrary, if in any action or claim as to which indemnity is or may be available an indemnified party shall determine that its interests are or may be adverse, in whole or in part, to the interests of the indemnifying party or that there may be legal defenses available to the indemnified party which are or may be different from, in addition to, or inconsistent with the defenses available to the indemnifying party, the indemnified party may retain its own counsel in connection with such action or claim, in which case the indemnified party shall be responsible for any legal, accounting, and other fees and expenses reasonably incurred by or on behalf of it in connection with investigating or defending such action or claim. In no event shall an indemnifying party be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or claim in connection with separate but similar or related actions or claims in the same jurisdiction arising out of the same general allegations. An indemnifying party shall not be liable for a settlement of any such action or claim effected without its written consent, but if any such action or claim shall be settled with the written consent of an indemnifying party or if there shall be final judgment for the plaintiff in any such action or claim, the indemnifying party shall indemnify, hold harmless, and defend an indemnified party from and against any loss, liability, or expense in accordance with Section 6 by reason of such settlement of judgment.

         7.       Representations and Warranties

                  (a) The Investment Adviser hereby represents and warrants to the Company as follows:

                      (i) The Investment Adviser is duly and Properly registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

                      (ii) The Investment Adviser has full power and authority and is permitted by applicable law to enter into and carry out its obligations under this Agreement and to own its properties and conduct its business as described in this Agreement.

                      (iii) The performance of the obligations under this Agreement by the Investment Adviser will not conflict with, violate the terms of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement, management or advisory agreement, or other agreement or instrument to which the Investment Adviser or its employees or affiliates is a party or by which any such person is bound or to which any of the property or assets of any such person is subject, or any order, rule, law, regulation, or other legal requirement applicable to any such person or to the property or assets of any such person.

                      (iv) The Investment Adviser has complied and will continue to comply with all laws, rules, and regulations having application to its business, properties, and assets. There are no actions, suits, proceedings, or investigations pending or threatened against the Investment Adviser or its principals, at law or in equity or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality, any self-regulatory organization, or any exchange other than those disclosed in the Prospectus that might be material to an investor investing in the Company.

                      (v) The Investment Adviser is duly organized and validly existing under the laws of the State of Delaware.

                      (vi) The foregoing representations and warranties shall be continuing during the term of this Agreement and if at any time any event shall occur which could make any of the foregoing materially incomplete or inaccurate, the Investment Adviser promptly shall notify the Company of the occurrence of such event.

                  (b) The Company hereby represents and warrants to the Investment Adviser as follows:

                      (i) The information contained in the Prospectus, other than information supplied by the Investment Adviser, is true, accurate, and complete in all material respects and does not contain any misleading or untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                      (ii) The Company has full power and authority and is permitted by applicable law to enter into and carry out its obligations under this Agreement and to own its properties and conduct its business as described in this Agreement and the Prospectus.

                      (iii) The performance of the obligations under this Agreement by the Company will not conflict with, violate the terms of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement, management or advisory agreement, or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, or any order, rule, law, regulation, or other legal requirement applicable to the Company or to the property or assets of the Company.

                      (iv) The Company has all required governmental and regulatory registrations and memberships necessary to carry out its obligations under this Agreement.

                      (v) The Company has complied and will continue to comply with all laws, rules and regulations having application to its business, properties, and assets. Except as set forth in the Prospectus, there are no actions, suits, proceedings, or investigations pending or threatened against the Company, at law or in equity or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality, any self-regulatory organization, or any exchange.

                      (vi) The Company is duly organized and validly existing under the laws of the jurisdiction of its incorporation.

                      (vii) The foregoing representations and warranties shall be continuing during the term of this Agreement and if at any time any event shall occur which could make any of the foregoing incomplete or inaccurate, the Company shall promptly notify the Investment Adviser of the occurrence of such event.

         8. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as between the parties unless it shall be in writing and signed by the party against whom enforcement is sought.

         9. Assignment. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in
Section 2(a)(4) of the Investment Company Act of 1940, as amended.

         10. Amendment; Waiver. This Agreement shall not be amended except by a writing signed by the parties hereto. No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by either party hereto to assert its or his rights hereunder on any occasion or series of occasions.

         11. Severability. If any provision of this Agreement, or the application of any provision to any person or circumstance, shall be held to be inconsistent with any present or future law, ruling, rule, or regulation of any court or governmental or regulatory authority having jurisdiction over the subject matter hereof, such provision shall be deemed to be rescinded or modified in accordance with such law, ruling, rule, or regulation, and the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it shall be held inconsistent, shall not be affected thereby.

         12. Notices. Any notice required or desired to be delivered under this Agreement shall be in writing and shall be delivered by courier service, postage prepaid mail, telex, telegram, or other similar means and shall be effective upon actual receipt by the party to which such notice shall be directed, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

                  If to the Company:

                           Corporate Renaissance Group, Inc.
                           1185 Avenue of the Americas
                           New York, New York  10036
                           Attention: Chief Executive Officer

                  If to the Investment Adviser:

                           M.D. Sass Investors Services, Inc.
                           1185 Avenue of the Americas
                           New York, New York  10036
                           Attention: Chief Executive Officer

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         14. Consent to Jurisdiction. The parties hereto agree that any action or proceeding arising directly, indirectly, or otherwise in connection with, out of, related to, or from this Agreement, any breach hereof, or any transaction covered hereby, shall be resolved, whether by arbitration or otherwise, within the County, City and State of New York. Accordingly, the parties consent and submit to the jurisdiction of the federal and state courts and any applicable arbitral body located within the County, City, and State of New York. The parties further agree that any such action or proceeding brought by either party to enforce any right, assert any claim or obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in the federal or state courts, or if appropriate before any applicable arbitral body, located within the County, City, and State of New York.

         15. Survival. The provisions of this Agreement shall survive the termination hereof with respect to any matter arising while this Agreement shall be in effect.

         16. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         17. Headings. Headings to sections and subsections in this Agreement are for the convenience of the parties only and are not intended to be a part of or to affect the meaning or interpretation hereof.

         18. No Third Party Beneficiaries. This Agreement is not intended to and shall not convey any rights to persons not a party to this Agreement.

         19. Sales Literature and Reports. No sales literature or reports to investors describing the Investment Adviser, its trading strategies, personnel, or performance (other than the performance of the Company) will be distributed by the Company or its agents without the prior written approval of the Investment Adviser.

         IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned as of the day and year first written above.

                                       CORPORATE RENAISSANCE GROUP,
                                       INC.



                                       By: //s// Hugh R. Lamle
                                           -------------------------------------
                                               Name:    Hugh R. Lamle
                                               Title:   Executive Vice President

                                       M.D. SASS INVESTORS SERVICES,
                                       INC.



                                       By: //s// Hugh R., Lamle
                                           -------------------------------------
                                               Name:    Hugh R. Lamle
                                               Title:   Executive Vice President

                                   EXHIBIT D

                 AMENDMENT TO THE FINANCIAL ADVISORY AGREEMENT

         Section 4(a) and Section 5(b)(i) of the FINANCIAL ADVISORY AGREEMENT ("Agreement"), made as of the 24th day of October, 1994, as amended, by and between CORPORATE RENAISSANCE GROUP, INC., a corporation organized under the laws of Delaware, (the "Company"), and M.D. SASS INVESTORS SERVICES, INC., a Delaware corporation (the "Investment Adviser") is amended to read as follows:

         Section 4(a) is eliminated in its entirety and replaced with the following:

         4.       Fees.
                  ----

                  (a) Base Fee. The Investment Advisor will receive an annual fee equal to two percent of the Liquidating Trust's net asset value, for providing administrative services pursuant to Section 2(c) of this Agreement.

         Section 4(b) is amended to include the following:

         Following approval of the complete liquidation of the Company's assets pursuant to a Plan of Liquidation and Dissolution and upon disposition of the Company's interests in CVSI, Inc. and Seaman Furniture Company, Inc., the Investment Advisor will receive an incentive fee equal to 20% of the net realized appreciation from total proceeds distributed in excess of the previous high water mark of $13.29 per share at which an incentive fee was paid.

         Section 5(b)(i) is eliminated in its entirety and replaced with the following:

         5.       Term and Termination
                  --------------------

                  (b) Termination. Notwithstanding Section 5(a) hereof, this Agreement shall terminate:

                      (i) following the complete liquidation of the Company's assets pursuant to a Plan of Liquidation and Dissolution; or

         IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as December 1, 1999.

                                       CORPORATE RENAISSANCE GROUP,
                                       INC.

                                       By: //s// Hugh R. Lamle
                                           -------------------------------------
                                               Name:    Hugh R. Lamle
                                               Title:   Executive Vice President

                                       M.D. SASS INVESTORS SERVICES,
                                       INC.

                                       By: //s// Hugh R. Lamle
                                           -------------------------------------
                                               Name:    Hugh R. Lamle
                                               Title:   Executive Vice President

                        CORPORATE RENAISSANCE GROUP, INC.
           SPECIAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 1, 1999
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned holder of shares of Common Stock of CORPORATE RENAISSANCE GROUP, INC. ("CREN"), a Delaware corporation, hereby appoints Martin
D. Sass and Hugh R. Lamle and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Stockholders to be held at the offices of M.D. Sass, 1185 Avenue of the Americas, 18th Floor, New York, New York on December 1, 1999 at 10:00 a.m. and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of CREN which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

         If more than one of the proxies, or their substitute, are present at the Special Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN.

         PLEASE MARK
X        VOTES AS IN
         THIS EXAMPLE

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION AND RECOMMENDS A VOTE FOR THE AMENDMENT TO THE FINANCIAL ADVISORY AGREEMENT.


                                 For             Against        Abstain
Authority to vote for the        ---             -------        -------           The undersigned hereby
Plan of Complete                                                                  acknowledges receipt the Notice of
Liquidation and-of the                                                            Special Meeting and Proxy
accompanying Dissolution of                                                       Statement for the Special Meeting
CREN:                                                                             to be Held December 1, 1999.





                                 For             Against        Abstain           Please sign this Proxy Exactly as your
Authority to vote for the        ---            --------        -------           name appears on the books of CREN. Joint
Amendment to the Financial                                                        owners should each sign personally.
Advisory Agreement:                                                               Trustees and other Fiduciaries should
                                                                                  Indicate the capacity in which they sign,
                                                                                  and where more than one name appears, a
                                                                                  majority must sign. If a corporation,
                                                                                  this signature should be that of an
                                                                                  authorized officer who should state his
                                                                                  or her title.



                                                                PLEASE BE SURE TO SIGN AND DATE
                                                                THIS PROXY.


                                                                Stockholder signature             Date


                                                                Co-owner signature                Date
                                                                (if applicable)





                                     D-2